UNITED STATES SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

SCHEDULE 14A

(Rule 14a−101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of

the Securities Exchange Act of 1934

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Northern Lights Fund Trust II
(Name of Registrant as Specified in Its Charter)

(Names of Person(s) Filing Proxy Statement, if other than the Registrant)

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Balter European L/S Small Cap Fund

(Ticker:  BESMX, BESRX)

a series of Northern Lights Fund Trust II

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

August 21, 2019

Dear Shareholder:

I am writing to inform you of the upcoming special meeting (the “Meeting”) of the shareholders of the Balter European L/S Small Cap Fund (the “Fund”), a series of Northern Lights Fund Trust II (the “Trust”).

The Meeting is scheduled to be held at 10:00 a.m., Eastern Time on September 26, 2019, at the offices of Gemini Fund Services, LLC, the Trust’s administrator, at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788. Please take the time to carefully read the enclosed Proxy Statement and cast your vote by following the instructions on the enclosed proxy ballot.

As described in the attached Notice and Proxy Statement, Balter Liquid Alternatives, LLC (“BLA”), the adviser to the Fund, notified the Board of Trustees of the Trust (the “Board”) that it wished to step down as the investment adviser to the Fund, and that F/m Investments, LLC (“F/m”) wished to become the successor investment adviser. S.W. Mitchell Capital (“SWMC”) will remain as the Fund’s sub-adviser, and approves of the proposed adviser change. The Board voted to approve F/m to replace BLA as adviser to the Fund, subject to shareholder approval. The Board also voted to approve a new sub-advisory agreement between F/m and SWMC, subject to shareholder approval.

Shareholders are being asked to approve a new advisory and sub-advisory agreement because the current advisory and sub-advisory agreements will each automatically terminate as a result of a change in the Fund’s adviser as more fully described in the enclosed Proxy Statement. The new advisory agreement has substantively the same terms as the current advisory agreement, including the same fee rates. The new sub-advisory agreement also has substantively the same terms as the current sub-advisory agreement, including the same fee rates.

The question and answer section that follows briefly discusses the proposal, while the Proxy Statement provides greater detail about the proposal. Please review and consider the proposal carefully.

We think that this proposal is in the best interest of the shareholders of the Fund. The Trust’s Board has unanimously recommended that shareholders of the Fund vote “FOR” the proposals.

Should you have any questions, please feel free to call us at 1-844-322-8112. We will be happy to answer any questions you may have. For voting instructions, including a toll-free number and website for voting, please refer to the enclosed proxy ballot.

Your vote is important regardless of the number of shares you own. To assure your representation at the Meeting, please follow the instructions on the enclosed proxy ballot whether or not you expect to be present at the Meeting. If you attend the Meeting, you may revoke your proxy and vote your shares in person.

Sincerely,

/s/ Kevin E. Wolf

Kevin E. Wolf

President

Northern Lights Fund Trust II

Balter European L/S Small Cap Fund

(Ticker:  BESMX, BESRX)

a series of Northern Lights Fund Trust II

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
To Be Held September 26, 2019

Dear Shareholders:

The Board of Trustees of Northern Lights Fund Trust II (the “Trust”), an open-end registered management investment company organized as a Delaware statutory trust, has called a special meeting (the “Meeting”) of the shareholders of the Balter European L/S Small Cap Fund (the “Fund”), a series of the Trust, to be held at the offices of Gemini Fund Services LLC, the Trust’s administrator, at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on September 26, 2019 at 10:00 a.m., Eastern Time, for the purpose of considering and approving the following proposals:

  To approve an advisory agreement between the Trust, on behalf of the Fund, and F/m Investments, LLC (“F/m”);

  To approve a new sub-advisory agreement between the F/m and S.W. Mitchell Capital (“SWMC”), on behalf of the Fund; and
  To transact such other business as may properly come before the Meeting or any adjournments thereof.

Shareholders of record at the close of business on July 31, 2019 are entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for the Shareholder Meeting to be Held on September 26, 2019.

A copy of the Notice of Shareholder Meeting, the Proxy Statement (including the proposed new advisory agreement) and Proxy Voting Ballot are available at www.proxyonline.com/docs/Balter.pdf.

By Order of the Board of Trustees

/s/ Richard Malinowski

Richard Malinowski

Secretary

Northern Lights Fund Trust II

August 21, 2019

YOUR VOTE IS IMPORTANT

TO ENSURE YOUR REPRESENTATION AT THE MEETING, PLEASE FOLLOW THE INSTRUCTIONS ON THE ENCLOSED PROXY BALLOT WHETHER OR NOT YOU EXPECT TO BE PRESENT AT THE MEETING. IF YOU ATTEND THE MEETING, YOU MAY REVOKE YOUR PROXY AND VOTE YOUR SHARES IN PERSON.

IMPORTANT INFORMATION TO HELP YOU UNDERSTAND AND VOTE ON THE PROPOSAL

While we strongly encourage you to read the full text of the enclosed Proxy Statement, we are also providing you with a brief overview of the subject of the shareholder vote. Your vote is important.

QUESTIONS AND ANSWERS

Q. What is happening?

A. Balter Liquid Alternatives, LLC (“BLA”), the adviser to the Fund, notified the Board of Trustees of the Trust (the “Board”) that it wished to exit the business of advising mutual funds and to step down as the investment adviser to the Fund, and that F/m Investments, LLC (“F/m”) wished to become the successor investment adviser. S.W. Mitchell Capital (“SWMC”), the Fund’s current sub-adviser, approves of the proposed adviser change and will remain as the Fund’s sub-adviser, assuming shareholder approval. Accordingly, the Board voted to approve F/m to replace BLA as adviser to the Fund, subject to shareholder approval, and also voted to approve a new sub-advisory agreement between F/m and SWMC, subject to shareholder approval. This change is being proposed because of BLA’s expressed desire to exit the business of advising mutual funds and was not initiated by the Board because of any issues with BLA as the Fund’s adviser.

Accordingly, we are asking shareholders to approve a new advisory agreement between F/m and the Trust, on behalf of the Fund (the “New Advisory Agreement”) and a new advisory agreement between F/m and SWMC, on behalf of the Fund (the “New Sub-Advisory Agreement”).

Q. What proposals am I being asked to vote on?

A. At the Meeting, you will be asked to vote on the proposals below, and to transact any other business as may properly come before the Meeting or any adjournment(s) or postponement(s) thereof:

  To approve a new advisory agreement between the Trust, on behalf of the Fund, and F/m Investments, LLC (“F/m”); and
  To approve a new sub-advisory agreement between F/m and SWMC, with respect to the Fund.

Q. Why are you sending me this information?

A. You are receiving these proxy materials because you own shares in the Fund as of the Record Date and have the right to vote on this very important proposal concerning your investment.

Q. How will the change in the adviser affect the Fund?

A. The Fund and its investment objective have not changed. You still own the same number of shares in the Fund and the value of your investment will not change as a result of the change in adviser.

Under the New Advisory Agreement, F/m will provide advisory services to the Fund on substantially the same terms as BLA does under the current agreement. The only differences between the current advisory agreement and New Advisory Agreement are the investment adviser party, the name of the Fund (see below), the date of effectiveness and initial term.

Under the New Sub-Advisory Agreement, SWMC will provide sub-advisory services to the Fund on substantially the same terms as it does under the current agreement. The only differences between the current sub-advisory agreement and New Sub-Advisory Agreement are the investment adviser party, the name of the Fund (see below), the date of effectiveness and initial term.

There will be no change in the day-to-day management of the Fund’s investment portfolio as a result of the change in investment adviser, as the current sub-adviser and the current lead portfolio manager of the Fund will continue in those respective capacities with the Fund under the New Advisory Agreement and New Sub-Advisory Agreement, if approved. The continuing portfolio manager is Jamie Carter, Mr. Carter is a Partner of SWMC. Mr. Carter joined SWMC in early 2006 and was made a Partner in April 2010. Prior to 2006, Mr. Carter worked at JO Hambro Investment Management.

Q. Will the advisory fee rate be the same under the New Advisory Agreement?

A. Yes, the advisory fee rate will remain the same.

Q. If Shareholders Approve the New Advisory Agreement and Sub-Advisory Agreement, When will the New Agreements take effect?

A. Following shareholder approval, the New Advisory Agreement and the New Sub-Advisory Agreement are expected to become effective on or about the date of the Meeting, September 26, 2019.

Q. What will happen if shareholders do not approve one or more of the proposals?

A. In the event that neither proposal is approved by shareholders, the Board will consider other alternatives including liquidating the Fund.

Q. Will the Fund’s name change?

A. Yes, if the New Advisory Agreement is approved by shareholders, the Fund will be renamed the F/m Investments European L/S Small Cap Fund.

Q. Has the Board of Trustees approved the New Advisory Agreement and the New Sub-Advisory Agreement and how do the Trustees recommend that I vote?

A. The Board unanimously approved the New Advisory Agreement and the New Sub-Advisory Agreement at a meeting held on July 25-26, 2019, and recommends that you vote FOR the proposals.

Q. Who will bear the costs related to this proxy solicitation?

A. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by F/m, and not by the Fund or its shareholders.

Q. Who is entitled to vote?

A. If you owned shares of the Fund as of the close of business on July 31, 2019 (the “Record Date”), you are entitled to vote.

Q. When and where will the Meeting be held?

A. The Meeting will be held at the offices of Gemini Fund Services LLC, the Trust’s administrator, at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, on September 26, 2019 at 10:00 a.m., Eastern Time.

Q. How do I vote my shares?

A. For your convenience, there are several ways you can vote:

By Mail: Vote, sign and return the enclosed proxy card(s) in the enclosed self-addressed, postage-paid envelope;

By Telephone: Call the number printed on the enclosed proxy card(s);

Via Internet: If you choose to submit a proxy via the Internet, follow the instructions provided on the proxy card.

In Person: Attend the Meeting as described in the Proxy Statement.

If you submit your proxy by telephone or via the Internet, you do not need to return a proxy card by mail. Internet proxy submission is available 24 hours a day. Shareholders can vote by telephone Monday through Friday between 9:00 a.m. and 10:00 p.m. Eastern Time. Proxies submitted by the Internet must be received by 10:00 a.m. Eastern Time on September 26, 2019 for direct shareholders and 11:59 p.m. on September 25, 2019 for beneficial shareholders.

Q. What vote is required to approve the proposal?

A. Approval of the New Advisory Agreement requires the affirmative vote of a “majority of the outstanding voting securities” of the Fund, which, under the Investment Company Act of 1940, as amended, means an affirmative vote of the lesser of (a) 67% or more of the shares of the Fund present at the Meeting or represented by proxy if the holders of more than 50% of the outstanding shares are present or represented by proxy, or (b) more than 50% of the outstanding shares.

Q. What happens if I sign and return my proxy card but do not mark my vote?

A. Your proxy will be voted in favor of the proposal.

Q. May I revoke my proxy?

A. You may revoke your proxy at any time before it is exercised by giving notice of your revocation to the Fund in writing or by phone. You may also revoke your proxy by attending the Meeting, requesting the return of your proxy and voting in person.

Q. How can I obtain a copy of the Fund’s annual or semi-annual report?

A. If you would like to receive a copy of the latest annual or semi-annual report(s) for the Fund, please call (toll-free) 1-844-322-8112., write to 17645 Wright Street, Suite 200, Omaha, NE 68130, or visit www.balterliquidalts.com. The reports will be furnished free of charge.

Q. Whom should I call for additional information about this Proxy Statement?

A. If you need any assistance, or have any questions regarding the proposal or how to vote your shares, please call (toll-free) 1-844-322-8112.

Balter European L/S Small Cap Fund

(Ticker:  BESMX, BESRX)

a series of Northern Lights Fund Trust II

225 Pictoria Drive, Suite 450, Cincinnati, OH 45246

PROXY STATEMENT

SPECIAL MEETING OF SHAREHOLDERS

This Proxy Statement is being furnished in connection with the solicitation of proxies by the Board of Trustees (the “Board”) of Northern Lights Fund Trust II (the “Trust”), an open-end management investment company registered with the U.S. Securities and Exchange Commission (the “SEC”) with its principal office located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The proxies are to be used at a special meeting (the “Meeting”) of the shareholders of the Balter European L/S Small Cap Fund, a series of the Trust (the “Fund”), at the offices of Gemini Fund Services LLC, the Trust’s administrator, at 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on September 26, 2019 at 10:00 a.m., Eastern Time, and any adjournment of the Meeting. The primary purpose of the Meeting is for shareholders of the Fund to consider and approve the following proposals:

  To approve a new advisory agreement between the Trust, on behalf of the Fund, and F/m Investments, LLC (“F/m”);
  To approve a new sub-advisory agreement between the F/m and S.W. Mitchell Capital LLP (“SWMC”), on behalf of the Fund; and
  To transact such other business as may properly come before the Meeting or any adjournments thereof.

The date of the first mailing of this Proxy Statement will be on or about August 27, 2019. Only shareholders of record at the close of business on July 31, 2019, are entitled to notice of, and to vote at, the Meeting and any adjournment(s) thereof.

Important Notice Regarding the Availability of Proxy Materials for

the Shareholder Meeting to be Held on September 26, 2019:

This proxy statement is available at www.proxyonline.com/docs/Balter.pdf., or by contacting the Fund at 1-844-322-8112. To obtain directions to attend the Meeting, please call the Fund at 1-844-322-8112. For a free copy of the Fund’s latest annual and/or semi-annual report, call (toll-free) at 1-844-322-8112 or write to:

Balter European L/S Small Cap Fund

c/o Gemini Fund Services, LLC

17645 Wright Street, Suite 200

Omaha, NE 68130

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SUMMARY OF THE PROPOSALS

PROPOSAL 1: APPROVAL OF A NEW ADVISORY AGREEMENT BY AND BETWEEN

THE TRUST AND

F/m investments, LLC

Background

The primary purpose of this proposal is to allow Balter Liquid Alternatives, LLC (“BLA”) to step down as the investment adviser to the Balter European L/S Small Cap Fund (the “Fund”), a series of Northern Lights Fund Trust II (the “Trust”), and to approve a new advisory agreement (the “New Advisory Agreement”) between the Trust, on behalf of the Fund, and F/m Investments, LLC (“F/m”). To do so, the Trustees are requesting that shareholders approve the New Advisory Agreement. S.W. Mitchell Capital LLP (“SWMC”), which currently serves as the sub-adviser to the Fund and has served as sub-adviser since the Fund’s inception, will continue to serve as sub-adviser, if approved by shareholders as discussed below under Proposal 2. Shareholders are being asked to approve a new advisory and sub-advisory agreement because the current advisory and sub-advisory agreements will each terminate as a result of a change in the Fund’s adviser Approval of the New Advisory Agreement will not raise the fees paid by the Fund or the Fund’s shareholders. The New Advisory Agreement is substantially identical to the Current Advisory Agreement in all material respects, except for F/m replacing BLA as a party, the Fund’s new name, the date of execution, effectiveness and term. While three portfolio managers from BLA will not continue as portfolio managers of the Fund if BLA is replaced with F/m, as SWMC currently serves as the sub-adviser to the Fund and will continue in that capacity if approved by shareholders, portfolio management duties will not change as the same lead portfolio manager from SWMC will stay in place under the New Advisory Agreement and new sub-advisory agreement. The effective date of the New Advisory Agreement is expected to be October 1, 2019, or such other date after the Fund’s shareholders approve the New Advisory Agreement.

BLA currently serves as the investment adviser to the Fund and manages the Fund’s investments and provides oversight of the Fund’s investment sub-adviser, subject to the supervision of the Board of Trustees (the “Board”) of the Trust. SWMC, as the investment sub-adviser of the Fund, is responsible for making all of the investment decisions for the Fund’s assets. At a board meeting held on July 25-26, 2019 (the “Board Meeting”), BLA advised the Board of the Trust that it would like to step down as adviser to the Fund, and recommended that F/m replace it as adviser. BLA informed the Board that it was making this request because it is currently exiting the investment advisory business due to uncertainty involving a “seed investor” which could potentially affect its ability to provide services to the Fund and other funds in the future. BLA believes that this transition is in the best interest of the Fund and its shareholders as it will provide continuity for the Fund.

The existing advisory agreement, dated as of May 21, 2015, as amended October 22, 2015, and April 18, 2017, between the Trust, on behalf of the Fund, and BLA (the “Current Advisory Agreement”), would be terminated in the event shareholders approve the New Advisory Agreement. The Current Advisory Agreement was last approved by the initial sole shareholder of the Fund, which, in this case, was BLA, on December 30, 2015, and most recently renewed at a board meeting held on April 16-17, 2019. As a result of BLA’s request, and in order to provide for the uninterrupted management of the Fund, the Board, at the Board Meeting (i) approved the New Advisory Agreement with F/m, subject to shareholder approval, and (ii) voted to recommend that shareholders approve the New Advisory Agreement for the Fund. The New Advisory Agreement is substantially identical to the Current Advisory Agreement in all material respects, except for F/m replacing BLA as a party, the new name of the Fund, the date of execution, effectiveness and term. The effective date of the New Advisory Agreement is expected to be October 1, 2019, or such later date after shareholders approve the New Advisory Agreement, although there is no guarantee that shareholders will approve the New Advisory Agreement. Additionally, F/m has agreed to enter into, upon approval of the New Advisory Agreement, a new expense limitation agreement on the same terms as is currently in place with BLA, except that it would be extended until February 28, 2022.

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Because the Investment Company Act of 1940, as amended (the “1940 Act”), requires that investment advisory agreements be approved by a vote of a majority of the outstanding shares of a fund, shareholders are being asked to approve the New Advisory Agreement.

Please see the section below entitled “Evaluation by the Board of Trustees” for a detailed discussion of the material factors and the conclusions with respect thereto that form the basis for the recommendation of the Board that the shareholders approve the New Advisory Agreement.

The Investment Advisory Agreement

A copy of the New Advisory Agreement is attached as Appendix A. Subject to shareholder approval, the Trust will enter into the New Advisory Agreement with F/m. The New Advisory Agreement is substantially identical to the Current Advisory Agreement in all material respects, except for F/m replacing BLA as a party, the new Fund name, the date of execution, effectiveness and term. The following description is only a summary of the material terms of the Current Advisory Agreement and New Advisory Agreement. The term “Adviser” in this section applies to both BLA and F/m when describing the identical terms of the Current Advisory Agreement and New Advisory Agreement.

Under the terms of both the Current Advisory Agreement and the New Advisory Agreement, the Adviser is entitled to receive an annual fee from the Fund equal to 2.00% of the Fund’s average daily net assets. For such compensation, the Adviser, at its expense, continuously furnishes an investment program for the Fund, makes investment decisions on behalf of the Fund, and places all orders for the purchase and sale of portfolio securities, subject to the Fund’s investment objective, policies, and restrictions and such policies as the Trustees may determine. Under the Current Advisory Agreement, the aggregate fee paid to BLA before waivers or reimbursements for the Fund’s most recent fiscal year ended October 31, 2018 was $1,734,790, of which BLA waived fees in the amount of $207,137 (this was pursuant to the existing expense limitation agreement, please see the discussion under the heading, “Expense Limitation Agreement” below), and the net advisory fee was $1,527,653.

Both the Current Advisory Agreement and the New Advisory Agreement provide that the Adviser, under the supervision of the Board, agrees (directly or through a sub-adviser) to invest the assets of the Fund in accordance with applicable law and the investment objective, policies and restrictions set forth in the Fund’s current Prospectus and Statement of Additional Information, subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser. The Adviser shall act as the investment adviser to the Fund and as such, shall (directly or through a sub-adviser) (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective, policies and restrictions, and (iii) determine from time to time securities to be purchased, sold or retained by the Fund, and implement those decisions, including the selection of entities with or through which such purchases or sales are to be effected; provided, that the Adviser (directly or through a sub-adviser) will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services for the benefit of the Fund and pay such brokers in return a potentially higher commission or spread than may be charged by other brokers. The Adviser also provides the Fund with all necessary office facilities and personnel for servicing the Fund’s investments, compensates all officers, Trustees and employees of the Trust who are officers, directors or employees of the Adviser, and all personnel of the Fund or the Adviser performing services relating to research, statistical and investment activities.

Additionally, both the Current Advisory Agreement and the New Advisory Agreement provide that the Adviser directly provides, subject to the supervision of the Board, the management and administrative services necessary for the operation of the Fund. These services include providing facilities for maintaining the Fund’s organization; supervising relations with custodians, transfer and pricing agents, accountants, underwriters and other persons

7

dealing with the Fund; preparing all general shareholder communications and conducting shareholder relations; maintaining the Fund’s records and the registration of the Fund’s shares under federal securities laws and making necessary filings under state securities laws; developing management and shareholder services for the Fund; and furnishing reports, evaluations and analyses on a variety of subjects to the Trustees.

The proposed transition is contingent upon shareholder approval of the New Advisory Agreement; therefore, the New Advisory Agreement will become effective after approval by the shareholders of the Fund. The New Advisory Agreement provides that it will continue in force for an initial period of two years, and annually thereafter, but only so long as its continuance is approved at least annually by the Trustees at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The New Advisory Agreement automatically terminates on assignment and is terminable upon notice by the Fund. In addition, the New Advisory Agreement may be terminated on 60 days’ notice by the Adviser given to the Fund.

The New Advisory Agreement, like the Current Advisory Agreement, provides that the Fund’s adviser shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

If shareholders do not approve the New Advisory Agreement with F/m, the Board will consider other options, including the possible liquidation of the Fund.

Expense Limitation Agreement

Pursuant to a separate operating expense limitation agreement, BLA has contractually agreed to waive its fee and reimburse the Fund’s expenses so that total annual operating expenses for the Fund (excluding any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation) do not exceed 2.24% and 2.54% of the Fund’s average net assets for Institutional Class Shares and Investor Class Shares, respectively, through February 28, 2022. F/m will enter into a new operating expense limitation agreement that is substantially identical to the existing expense limitation agreement in all material respects and that F/m will be replacing BLA as a party to the new expense limitation agreement. Under the new expense limitation agreement, F/m is permitted to seek reimbursement from the Fund, subject to limitations, for fees it waived and Fund expenses it paid. F/m will be permitted to receive reimbursement of any excess expense payments paid by it pursuant to the new expense limitation agreement in future years on a rolling three-year basis (three years from when the expense was incurred), as long as the reimbursement does not cause the Fund’s annual operating expenses to exceed the expense cap. F/m’s ability to recoup waived fees or reimbursed expenses is only permissible if the Fund is able to make the repayment without exceeding the expense limitation that was in effect at the time the fee waiver or expense reimbursement occurred or that are in effect at the time of the repayment, whichever is lower. F/m will not be able to recoup fees waived or expenses reimbursed by BLA under the current expense limitation agreement. Please refer to Appendix C for a copy of the new expense limitation agreement.

Information Concerning F/m

F/m, a Delaware limited liability company founded in 2019, is an investment adviser registered with the Securities and Exchange Commission under the Investment Advisers Act of 1940, as amended. F/m’s principal place of business, as well as that of its owner, F/m Acceleration, LLC, is 3050 K Street NW, Suite W-170, Washington, DC 20007.

F/m Acceleration is a joint venture by and between The 4100 Group and DCincy, LLC. Each of The 4100 Group and DCincy, LLC has a control share (as that term is used under the federal securities laws) of F/m. The 4100 Group is a for-profit subsidiary of Delta Dental of Michigan. Delta Dental of Michigan and its affiliates in Arkansas, Indiana, Kentucky, New Mexico, North Carolina, Ohio and Tennessee make up one of the largest dental plan administrators in the nation. DCincy, LLC is a Delaware limited liability company owned in equal shares by the principal officers of F/m.

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The names and titles and principal occupations of the principal executive officers of F/m are set forth below. The address of each such person is 3050 K Street NW, Suite W-170, Washington, DC 20007.

NAME	TITLE
David L. Littleton, JD, CPA	Chief Executive Officer
Alexander R. Morris	President and Chief Investment Officer
Matthew A. Swendiman, CFA	Chief Compliance Officer

David L. Littleton, JD, CPA

Mr. Littleton is a founder and partner in Key Bridge Compliance, LLC (“KBC”), an outsourced compliance solution for registered investment advisers, as well as F/m Acceleration (d/b/a F/m Partners), a back- and middle-office solution for registered investment advisers, and F/m. Mr. Littleton is also a founder and Managing Director of Rowhouse Capital Management since 2015 where he helped setup, with partner Alex Morris, Vestmark Advisory Solutions, Inc., an SEC registered adviser that serves as a distribution platform for 130 asset management firms and a central hub for wealth managers seeking vetted third party investment strategies.

Previously, Mr. Littleton served as CFO of Fortigent LLC, a start-up providing technology and investment research to financial advisors and regional banks, having joined the firm in 2006. Before Fortigent, Mr. Littleton served as the Chief Operating Officer of Nylon Capital, a London-based hedge fund management firm backed by Barclays Bank.

Mr. Littleton began his career with Ernst & Young, then practiced law for five years with Hogan Lovells (formerly Hogan & Hartson). In 1999, David joined the executive management team of a VC-funded technology venture called The Away Network.

Alexander R. Morris

Mr. Morris is also a founder and partner in KBC as well as a founder and Managing Director of Rowhouse Capital Management since 2015.

Previously, Mr. Morris was at Fortigent, LLC, joining in the firm in 2011 and where he served in a corporate development role, developing and executing a new business strategy and product offering as well as leading significant aspects of the firm’s successful sale to LPL Financial.

Mr. Morris began his career in 2006 with Europe-based alternative asset manager Caliburn Capital Partners, where he helped to establish four class-leading investment funds, open offices in North America and Asia, and grow AUM to $2B. Caliburn’s flagship Strategic and Global Inefficiencies fund invested in emerging asset managers. In 2008, Mr. Morris joined Longville Investments, a private equity firm supporting European family offices with fundamental analysis, transaction execution and long term capital management. In 2009, Mr. Morris returned to the US to launch the family office practice of Pacific Capital Bancorp, and to define the bank’s wealth management strategy. Mr. Morris then joined the Financial Services Practice of Hitachi Consulting Corp. as a senior level business consultant advising clients on corporate strategy and acquisitions.

Matthew A. Swendiman, CFA

Mr. Swendiman is also a founder and partner in KBC.

Mr. Swendiman began his investment management career in 1996 with BISYS Fund Services, a mutual fund administrator, where he worked in the transfer agent and legal and compliance department. Thereafter, he served as counsel to Conseco Capital Management, a multi-billion dollar institutional investment management firm.

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In 2002, Mr. Swendiman joined The Phoenix Companies, where he ultimately served as Chief Legal Officer and Secretary for the Phoenix (now Virtus) mutual fund complex. Mr. Swendiman later served as an investment management associate at K&L Gates, an international law firm. In 2006, he joined Fifth Third Bank, where he served as the Chief Administrative Officer for Fifth Third’s institutional investment management business. He also provided legal support to Fifth Third’s broker-dealer, insurance and custody operations and served as Secretary and Chief Legal Officer to the Fifth Third Funds, a mutual fund trust with twenty-four series. Following a stint as COO to a $500 million Cincinnati-based registered investment adviser, Matt founded Graydon Compliance Solutions, LLC, an outsourced compliance consultancy offering services to RIAs in the United States and United Kingdom.

PROPOSAL 2: APPROVAL OF A NEW SUB-ADVISORY AGREEMENT BY AND BETWEEN

F/m investments, LLC and S.W. mitchell capital llp

Background

As discussed above, shareholders are being asked to approve a New Advisory Agreement to replace BLA with F/m as the investment adviser to the Fund. If the New Advisory Agreement is approved by shareholders, the Current Advisory Agreement will be terminated thus automatically terminating the current sub-advisory agreement between BLA and SWMC with respect to the Fund (the “Current Sub-Advisory Agreement”). As a result of BLA’s request, and in order to provide for the uninterrupted management of the Fund, the Board, at the Board Meeting (i) approved the New Sub-Advisory Agreement with F/m, subject to shareholder approval, and (ii) voted to recommend that shareholders approve the New Sub-Advisory Agreement for the Fund. The New Sub-Advisory Agreement is substantially identical to the Current Sub-Advisory Agreement in all material respects, except for F/m replacing BLA as a party, the new name of the Fund, the date of execution, effectiveness and term. The effective date of the New Sub-Advisory Agreement is expected to be October 1, 2019, or such later date after shareholders approve the New Sub-Advisory Agreement, although there is no guarantee that shareholders will approve the New Sub-Advisory Agreement.

Because the Investment Company Act of 1940, as amended (the “1940 Act”), requires that investment advisory and sub-advisory agreements be approved by a vote of a majority of the outstanding shares of a fund, shareholders are being asked to approve the New Sub-Advisory Agreement.

Please see the section below entitled “Evaluation by the Board of Trustees” for a detailed discussion of the material factors and the conclusions with respect thereto that form the basis for the recommendation of the Board that the shareholders approve the New Sub-Advisory Agreement.

The Sub-Advisory Agreement

A copy of the New Sub-Advisory Agreement is attached as Appendix B. Subject to shareholder approval, F/m will enter into the New Sub-Advisory Agreement with SWMC. The New Sub-Advisory Agreement is substantially identical to the Current Sub-Advisory Agreement in all material respects, except for F/m replacing BLA as a party, the new Fund name, the date of execution, effectiveness and term. The Current Sub-Advisory Agreement was initially approved by the Fund’s sole shareholder on December 30, 2015, and most recently renewed at a board meeting held on April 16-17, 2019. The following description is only a summary of the material terms of the Current Sub-Advisory Agreement and New Sub-Advisory Agreement. The term “Adviser” in this section applies to both BLA and F/m when describing the identical terms of the Current Sub-Advisory Agreement and New Sub-Advisory Agreement.

The Current Sub-Advisory Agreement and New Sub-Advisory Agreement provide that SWMC shall not be subject to any liability in connection with the performance of its services thereunder in the absence of willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations and duties.

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The New Sub-Advisory Agreement provides that it will continue in force for an initial period of two years, and from year to year thereafter, but only so long as its continuance is approved at least annually by the Board at a meeting called for that purpose or by the vote of a majority of the outstanding shares of the Fund. The New Sub-Advisory Agreement will automatically terminate on assignment and is terminable upon notice by the Adviser or the Board on not more than sixty days' notice.

Information Concerning SWMC

SWMC's principal place of business is Princes House, 38 Jermyn Street, London, United Kingdom, SW1Y 6DN.

S. W. Mitchell Capital is authorized and regulated by the Financial Conduct Authority.

The names and titles and principal occupations of the principal executive officers of SWMC are set forth below. The address of each such person is Princes House, 38 Jermyn Street, London, United Kingdom, SW1Y 6DN.

NAME	TITLE
Jamie Carter	Partner and Investment Manager
Stuart Mitchell	Managing Partner, CIO and Investment Manager
Susannah de Jager	Partner and CEO

PROPOSALS 1 and 2: EVALUATION BY THE BOARD OF TRUSTEES

At the Board Meeting, the Board, including a majority of the Independent Trustees, considered the approval of the New Advisory Agreement and the New Sub-Advisory Agreement (collectively, the “New Agreements”).

In connection with the Board's consideration of the New Advisory Agreement and New Sub-Advisory Agreement, F/m and SWMC provided the Board in advance of the meeting with written materials, which included information regarding: the nature, extent and quality of the services to be provided by F/m and SWMC to the Fund; the investment performance of the Fund and SWMC; the costs of the services to be provided to the Fund; the extent to which economies of scale benefit shareholders; and the profits to be realized by F/m and SWMC and any of their affiliates from their relationship with the Fund.

In considering the approval of each of the New Agreements and in reaching their conclusions, the Board reviewed and analyzed various factors that they determined were relevant, including the factors enumerated below. The Board relied upon the advice of independent legal counsel and their own business judgment in determining the material factors to be considered in evaluating each of the New Agreements and the weight to be given to each such factor. The conclusions reached by the Board were based on a comprehensive evaluation of all of the information provided, both in written and verbal form, and were not the result of any one factor. Moreover, each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to each of the New Agreements. The following summarizes the Board’s review process and the information on which their conclusions were based:

New Advisory Agreement

Nature, Extent and Quality of Services. The Board reviewed materials provided by F/m related to the approval of the New Advisory Agreement, including its Form ADV, a description of the manner in which investment decisions are made and executed and a review of the personnel who will be performing services for the Fund, including the team of individuals that will primarily monitor and execute the investment process and will provide oversight of the sub-adviser, SWMC.

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The Board then discussed the extent of F/m’s research capabilities, the quality of its compliance infrastructure and the experience of its fund management personnel. The Board considered F/m’s specific responsibilities in all aspects of the day-to-day management of the Fund, including F/m’s oversight of the Fund's sub-adviser to ensure that the sub-adviser adheres to the Fund’s investment strategy. Additionally, the Board received satisfactory responses from F/m with respect to a series of important questions, including: whether F/m is involved in any lawsuits or pending regulatory actions; whether the management of other accounts would conflict with F/m’s management of the Fund; and whether F/m has procedures in place to adequately allocate trades among its respective clients, with the Board noting that F/m currently has no other clients.

The Board reviewed the descriptions provided by F/m of its practices for monitoring compliance with the Fund’s investment strategies and limitations and oversight of SWMC, noting that F/m’s chief compliance officer will routinely review the sub-adviser’s performance of its duties with respect to the Fund to ensure compliance under F/m’s compliance program. The Board reviewed the sub-advisory arrangement and discussed F/m’s policies, procedures and overall compliance program with the CCO of the Trust. The Board noted that the CCO of the Trust had provided comments to F/m’s compliance manual, which representatives of F/m had stated to the Board would be adopted by F/m, and represented that subject to such revisions being made, F/m’s policies and procedures were reasonably designed to prevent violations of applicable securities laws. The Board also noted F/m’s representation that the prospectus and statement of additional information for the Fund accurately describe the investment strategies of the Fund. The Board then reviewed the capitalization of F/m based on financial information and other materials provided and discussed these with F/m, and concluded that F/m was sufficiently well-capitalized, or that its control persons or principals had the ability to make additional contributions in order to meet its obligations to the Fund.

The Board concluded that F/m had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures necessary to perform its duties under the New Advisory Agreement and that the nature, overall quality and extent of the management and oversight services to be provided by F/m were satisfactory.

Performance. The Board discussed the reports prepared by Broadridge and reviewed the performance of the Fund as compared to its Broadridge selected peer group, Morningstar category and benchmark for the one-year, three year and since-inception periods ended March 31, 2019. The Board noted that, as F/m would be a new investment adviser for the Fund, it had not been responsible for the prior performance of the Fund or oversight of the sub-adviser although F/m proposed to retain SWMC as the Fund’s sub-adviser. The Board also noted that F/m, as a newly formed investment adviser, did not have its own track record to consider. Consequently, the Board did not consider performance to be a significant factor in its consideration of F/m, although it noted it would consider performance in its consideration of SWMC as sub-adviser.

Fees and Expenses. As to the costs of the services to be provided by F/m, the Board discussed the comparison of advisory fees and total operating expense data and reviewed the Fund’s proposed advisory fee and overall expenses compared to its peer group and Morningstar category as presented in the Broadridge Reports. The Board noted that although the advisory fee was the highest in its peer group, it was not the highest in its Morningstar category. The Board further noted that F/m would be responsible for paying the sub-adviser out of the advisory fee it receives from the Fund which contributes to the higher advisory fee being charged to the Fund. The Board also reviewed the proposed contractual arrangements for the Fund, which state that F/m has agreed to waive or limit its advisory fee and/or reimburse expenses at least until February 28, 2022 in order to limit net annual operating expenses, exclusive of certain fees, so as not to exceed 2.24% and 2.54% of the Fund’s average annual net assets for Institutional and Investor Class Shares, respectively, and the Board found such arrangements to be beneficial to the Fund’s shareholders. The Board further noted that the advisory fee and expense limitation agreement terms were identical in all material respects to those terms in place under the current advisory agreement and expense limitation agreement with BLA with respect to the Fund except for the term and effective date. The Board also noted that, while F/m’s parent company was paying an ongoing fee to BLA in connection with BLA’s support for F/m’s approval as adviser, such fee was not paid by the Fund and was to be paid out of the parent’s own resources. After further consideration, it was the consensus of the Board that, based on the experience and expertise of F/m’s

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personnel, and the services provided by F/m to the Fund, the advisory fee to be charged by F/m to the Fund was not unreasonable.

Profitability. The Board also considered the level of profits that could be expected to accrue to F/m with respect to the Fund based on break even and profitability reports and analyses reviewed by the Board and the selected financial information provided by F/m. After review and discussion, the Board concluded that, based on the services provided and the projected growth of the Fund, the anticipated profit from F/m’s relationship with the Fund was not excessive.

Economies of Scale. As to the extent to which the Fund will realize economies of scale as it grows, and whether the fee levels reflect these economies of scale for the benefit of investors, the Board discussed F/m’s expectations for growth of the Fund. After consideration, the Board concluded that any material economies of scale would not be achieved in the near term.

New Sub-Advisory Agreement

Nature, Extent and Quality of Services. As to the nature, quality and extent of the services to be provided by SWMC, the Board noted the experience of the portfolio management and research personnel of SWMC, including their experience in the investment field, education and industry credentials. The Board discussed the financial condition of SWMC and reviewed supporting materials. The Board reviewed the presentation materials prepared by SWMC describing its investment process. The Board received satisfactory responses from SWMC with respect to a series of important questions, including: whether SWMC was involved in any lawsuits or pending regulatory actions.

The Board discussed SWMC’s compliance structure and broker selection process and engaged in a discussion with the Trust’s chief compliance officer regarding SWMC’s business practices. The Board noted that the CCO of the Trust continued to represent that SWMC’s policies and procedures were reasonably designed to prevent violations of applicable securities laws. The Board also noted SWMC’s representation that the prospectus and statement of additional information for the Fund accurately describe the investment strategies of the Fund. In consideration of the compliance policies and procedures for SWMC included in the Board Materials, the Board concluded that SWMC had sufficient quality and depth of personnel, resources, investment methods and compliance policies and procedures essential to performing its duties under the New Sub-Advisory Agreement and that the nature, overall quality and extent of investment management services to be provided to the Fund were satisfactory.

Performance. As the sole sub-adviser to the Fund, the Board considered the Fund’s past performance as well as other factors relating to SWMC’s track record. The Board discussed the reports prepared by Broadridge and reviewed the performance of the Fund as compared to its Broadridge selected peer group, Morningstar category and benchmark for the one-year, three year and since-inception periods ended March 31, 2019. The Board noted that the Fund had underperformed its peer group median and Morningstar category median for each period and its benchmark, the MSCI Europe Small Cap Index (the MSCI Europe Small Cap”), for the three year and since inception periods but outperformed its benchmark for the one-year period. The Board noted the challenges facing the European market and that the Fund’s peer group consisted of long/short funds that were not as Europe-focused as the Fund. The Board then noted its discussion with F/m regarding the process F/m would use to monitor SWMC’s performance as well as the fact that recent performance, while lagging the Fund’s peer group, had improved against its benchmark outperforming the MSCI Europe Small Cap Index for the one year period, and concluded that the performance track record of SWMC and the Fund was satisfactory and in-line with the Fund’s investment objective.

Fees and Expenses. As to the costs of the services to be provided by SWMC, the Board discussed the sub-advisory fee to be paid to SWMC. The Board considered that SWMC would be paid by F/m and not by the Fund. F/m confirmed to the Board that F/m was of the opinion that the sub-advisory fee to be paid to SWMC was reasonable in light of the quality of the services to be performed by it. The Board discussed the total fee expected to be paid to SWMC and noted that SWMC would receive no other compensation from the Fund or F/m except the

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sub-advisory fee earned pursuant to the New Sub-Advisory Agreement and payable by F/m. Based on the representations of F/m and the materials provided, the Board concluded that the sub-advisory fee to be paid to SWMC was not unreasonable.

Profitability. As to profits to be realized by SWMC, the Board reviewed the profitability analysis provided by SWMC. The Board noted that because the sub-advisory fee was to be paid by F/m, the overall advisory fee to be paid by the Fund will not be directly affected by the sub-advisory fee to be paid to SWMC. Consequently, the Board did not consider the profitability of SWMC to be a significant factor, although it concluded that the level of profit to be realized by SWMC was not excessive.

Economies of Scale. Because the sub-advisory fees are not paid by the Fund, the Board did not consider whether the sub-advisory fees should reflect any potential economies of scale that might be realized as the assets of the Fund increase. The Board did, however, recognize that any changes to the advisory fee received by F/m from the Fund may indirectly be reflected in the total amount of sub-advisory fees that would be available by F/m to pay SWMC.

Conclusion. The Board relied upon the advice of counsel, and its own business judgment in determining the material factors to be considered in evaluating each of the New Agreements and the weight to be given to each such factor. Having requested and received such information from F/m and SWMC as the Board believed to be reasonably necessary to evaluate the terms of both the New Advisory Agreement and the New Sub-Advisory Agreement, and as assisted by the advice of independent counsel, the Board, including a majority of the Independent Trustees voting separately, determined with respect to the New Advisory Agreement and New Sub-Advisory Agreement separately that (a) the terms of the New Advisory Agreement and New Sub-Advisory Agreement are reasonable; (b) the investment advisory (or sub-advisory) fees payable pursuant to the New Advisory Agreement and New Sub-Advisory Agreement are not unreasonable; and (c) the New Advisory Agreement and New Sub-Advisory Agreement is each in the best interests of the Fund and its shareholders. In considering the approval of each of the New Agreements, the Board did not identify any one factor as all important, but rather considered these factors collectively and determined that approval of each of the New Agreements was in the best interests of the Fund and its shareholders. Moreover, the Board noted that each Trustee may have afforded different weight to the various factors in reaching his conclusions with respect to each of the New Agreements.

Section 15(f) of the 1940 Act

In connection with BLA’s efforts to support the appointment of F/m as the new investment adviser of the Fund, F/m will be compensating BLA. Specifically, F/m Acceleration, F/m’s parent, will pay BLA’s principals an ongoing fee, unless the agreement is terminated as a result of breach, out of its own resources, in an amount equal to a set percentage of the net fees, after expenses, waivers and reimbursements, that F/m receives from the Fund, and after F/m recoups any of its expenses associated with its approval as the Fund’s new investment adviser. Section 15(f) of the 1940 Act provides a safe harbor for an investment adviser of a registered investment company (or any affiliated persons of the investment adviser) to receive any amount or benefit in connection with a sale of securities or other interest in the investment adviser, including the sale or assignment of an advisory contract, provided that two conditions are satisfied. First, during the three-year period after the sale, at least 75% of the members of the investment company’s board of directors cannot be “interested persons” (as defined in the 1940 Act) of the investment adviser or its predecessor. Second, an “unfair burden” may not be imposed on the investment company as a result of the sale, or any express or implied terms, conditions or understandings applicable to the sale. The term “unfair burden,” as defined in the 1940 Act, includes any arrangement during the two-year period after the sale whereby the investment adviser (or predecessor or successor adviser), or any “interested person” of the adviser (as defined in the 1940 Act), receives or is entitled to receive any compensation, directly or indirectly, from the investment company or its security holders (other than fees for bona fide investment advisory or other services), or from any person in connection with the purchase or sale of securities or other property to, from or on behalf of the investment company (other than ordinary fees for bona fide principal underwriting services).

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Board Consideration of Section 15(f) of the 1940 Act. In connection with its approval of the Proxy Statement, the Board also determined that the conditions of Section 15(f) of the 1940 Act were applicable. The Board noted that F/m is compensating BLA in connection with BLA’s efforts to support the appointment of F/m as the new investment adviser of the Fund. The Board reviewed the conditions of Section 15(f) and determined that the following conditions would be complied with after the New Advisory Agreement is approved by shareholders: first, for a period of three years after the New Advisory Agreement has been executed, at least 75% of the Board members of the Trust would not be “interested persons” (as defined in the 1940 Act) of BLA or F/m; and, second, an “unfair burden” would not be imposed upon the Fund or the shareholders as a result of the New Advisory Agreement or any express or implied terms, conditions or understandings applicable thereto. The Board considered that, consistent with the first condition of Section 15(f), the Board was not aware of any plans to alter the structure of the Board following approval of the New Advisory Agreement. Further, the Board committed to ensuring that at least 75% of the Trustees would not be “interested persons” of BLA or F/m for a period of three years after the approval of the New Advisory Agreement. With respect to the second condition, the Board considered that the New Advisory Agreement and Current Advisory Agreement are substantially similar in all material respects. The only differences are F/m replacing BLA as a party, the new name of the Fund, the date of execution, effectiveness and term. The Board also considered that the sub-adviser, lead portfolio manager and other service providers for the Fund will remain the same. Additionally, the Board noted that BLA and F/m have agreed to bear all of the costs associated with the approval of the New Advisory Agreement and New Sub-Advisory Agreement and, therefore, shareholders of the Fund would not bear any such costs. Finally, the Board noted that F/m and BLA did not and would not receive any fees from the Fund except as fees for bona fide advisory services as currently provided by BLA and to be assumed by F/m. Accordingly the Board concluded that approval of the New Advisory Agreement does not impose an unfair burden on the Fund or its shareholders.

Accordingly, the Board, by separate vote of the Independent Trustees and the entire Board, unanimously approved the New Advisory Agreement and New Sub-Advisory Agreement and voted to recommend the New Advisory Agreement and the New Sub-Advisory Agreement to shareholders for approval.

The Board, including the Independent Trustees, unanimously recommends that shareholders of the Fund vote “FOR” approval of the New Advisory Agreement and “FOR” approval of the New Sub-Advisory Agreement.

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OTHER INFORMATION

OPERATION OF THE FUND

The Fund is a diversified series of the Northern Lights Fund Trust II, an open-end investment management company organized as a Delaware statutory trust and formed by an Agreement and Declaration of Trust. The Trust’s principal executive offices are located at 225 Pictoria Drive, Suite 450, Cincinnati, OH 45246. The Board supervises the business activities of the Fund. Like other mutual funds, the Fund retains various organizations to perform specialized services. BLA currently serves as the Fund’s investment adviser.

Northern Lights Distributors, LLC, located at 17645 Wright Street, Suite 200, Omaha, NE 68130, serves as principal underwriter and distributor of the Fund. Gemini Fund Services, LLC, provides the Fund with transfer agent, accounting and administrative services.

The most recent annual report of the Fund, including audited financial statements for the fiscal year ended October 31, 2018, has been mailed previously to shareholders. If you have not received these reports or would like to receive additional copies of the Annual Report or Semi-Annual Report to Shareholders, Prospectus and/or SAI, free of charge, please contact the Fund at the address set forth on the first page of this Proxy Statement or by calling (toll-free) 1-844-322-8112 and they will be sent to you by first class mail. You may also obtain copies at www.balterliquidalts.com.

THE PROXY

The Board solicits proxies so that each shareholder has the opportunity to vote on the proposals to be considered at the Meeting. A proxy for voting your shares at the Meeting is enclosed. The shares represented by each valid proxy received in time will be voted at the Meeting as specified. If no specification is made, the shares represented by a duly executed proxy will be voted for approval of the New Advisory Agreement; and at the discretion of the holders of the proxy, on any other matter that may come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement. You may revoke your proxy at any time before it is exercised by (1) submitting a duly executed proxy bearing a later date, (2) submitting a written notice to the President of the Trust revoking the proxy, or (3) attending and voting in person at the Meeting.

VOTING INFORMATION

As of the Record Date, there were 1,926,037.92 shares of beneficial interest of the Fund issued and outstanding. There were 1,726,921.2680 shares of Institutional Class Shares outstanding and 199,116.6650 shares of Investor Class Shares outstanding.

All shareholders of record of the Fund on the Record Date are entitled to vote at the Meeting on the Proposal. Each shareholder is entitled to one (1) vote per share held, and fractional votes for fractional shares held, on any matter submitted to a vote at the Meeting.

An affirmative vote of the holders of a majority of the outstanding shares of the Fund is required for the approval of the New Advisory Agreement. As defined in the Investment Company Act of 1940, as amended, a vote of the holders of a majority of the outstanding shares of a fund means the vote of (1) 67% or more of the voting shares of the fund present at the meeting, if the holders of more than 50% of the outstanding shares of the fund are present in person or represented by proxy, or (2) more than 50% of the outstanding voting shares of the fund, whichever is less.

Thirty-three and one-third percent (33-1/3%) of the shares of the Fund present in person or represented by proxy and entitled to vote shall constitute a quorum at the Meeting.

Broker non-votes and abstentions will be considered present for purposes of determining the existence of a quorum and the number of shares of the Fund represented at the Meeting, but they are not affirmative votes for any proposal.

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As a result, with respect to approval of the New Advisory Agreement, non-votes and abstentions will have the same effect as a vote against the proposal because the required vote is a percentage of the shares present or outstanding.

SECURITY OWNERSHIP OF MANAGEMENT AND

CERTAIN BENEFICIAL OWNERS

To the best knowledge of the Trust, except as listed below, there were no Trustees or officers of the Trust or other shareholders who were the beneficial owners of more than 5% of the outstanding shares of the Fund on the Record Date. As of the Record Date, the Trust knows of no other person (including any “group” as that term is used in Section 13(d)(3) of the Securities Exchange Act of 1934, as amended) that beneficially owns more than 5% of the outstanding shares of a Fund.

The record owners of more than 5% of the outstanding shares of the Fund as of the record date (July 31, 2019) are listed in the following table.

Name of Shareholder	Total Shares Owned	% Of Share Class Owned

Institutional Class Shares
CHARLES SCHWAB & CO. INC/SPECIAL CUSTODY A/C FBO CUSTOMERS ATTN MUTUAL FUNDS	327,761.5020	18.98%
TD AMERITRADE INC FBO/OUR CUSTOMERS	540,565.7890	31.30%
MARIL & CO FBO 70	394,570.6660	22.85%
Investor Class Shares
TD AMERITRADE INC FBO/OUR CUSTOMERS	194,491.4640	97.68%

Shareholders owning more than 25% of the shares of the Fund are considered to “control” the Fund, as that term is defined under the Investment Company Act of 1940, as amended. Persons controlling the Fund can determine the outcome of any proposal submitted to the shareholders for approval. As a group, the Trustees and officers of the Trust owned 0% of the outstanding shares of the Fund as of the Record Date. As a result, the Trustees and officers as a group are not deemed to control the Fund.

SHAREHOLDER PROPOSALS

The Trust is generally not required to hold annual meetings of shareholders, and the Trust generally does not hold a meeting of shareholders in any year, unless certain specified shareholder actions, such as the election of trustees or the approval of a new advisory agreement, are required to be taken under state law or the Investment Company Act of 1940, as amended.

The Trust has not received any shareholder proposals to be considered for presentation at the Meeting. Under the proxy rules of the SEC, shareholder proposals may, under certain conditions, be included in the Trust’s Proxy Statement and proxy for a particular meeting. Under these rules, proposals submitted for inclusion in the Trust’s proxy materials must be received by the Trust within a reasonable time before the solicitation is made. The fact that the Trust receives a shareholder proposal in a timely manner does not ensure its inclusion in its proxy materials, because there are other requirements in the proxy rules relating to such inclusion. You should be aware that annual meetings of shareholders are not required as long as there is no particular requirement under the Investment Company Act of 1940, as amended, which must be met by convening such a shareholder meeting. Any shareholder

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proposal should be sent to the Balter European L/S Small Cap Fund, Northern Lights Fund Trust II, c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788.

COST OF SOLICITATION

The Board is making this solicitation of proxies. The Trust may engage AST Fund Solutions, LLC (“AST”), or another proxy solicitation firm, to assist in the solicitation. If the Trust does engage a proxy solicitation firm, the estimated fees anticipated to be paid to the firm are approximately between $13,705 and $15,653. The cost of preparing and mailing this Proxy Statement, the accompanying Notice of Special Meeting and proxy and any additional materials relating to the Meeting and the cost of soliciting proxies will be borne by F/m. In addition to solicitation by mail, the Trust will request banks, brokers and other custodial nominees and fiduciaries, to supply proxy materials to the respective beneficial owners of shares of each Fund of whom they have knowledge, and F/m will reimburse them for their expenses in so doing. Certain officers, employees and agents of the Trust and F/m may solicit proxies in person or by telephone, facsimile transmission, or mail, for which they will not receive any special compensation.

OTHER MATTERS

The Board knows of no other matters to be presented at the Meeting other than as set forth above. If any other matters properly come before the Meeting that the Trust did not have notice of a reasonable time prior to the mailing of this Proxy Statement, the holders of the proxy will vote the shares represented by the proxy on such matters in accordance with their best judgment, and discretionary authority to do so is included in the proxy.

REVOCABILITY OF PROXIES

The presence of a shareholder at the Meeting will not automatically revoke such shareholder’s proxy. A shareholder may, however, revoke a proxy at any time prior to its exercise by filing a written notice of revocation with, or by delivering a duly executed proxy bearing a later date to: Balter European L/S Small Cap Fund c/o Gemini Fund Services, LLC, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788, by calling 1-844-322-8112 or by attending the Meeting and voting in person. All valid, unrevoked proxies will be voted at Meeting.

PROXY DELIVERY

If you and another shareholder share the same address, the Trust may only send one Proxy Statement unless you or the other shareholder(s) request otherwise. Call or write to the Trust if you wish to receive a separate copy of the Proxy Statement, and the Trust will promptly mail a copy to you. You may also call or write to the Trust if you wish to receive a separate proxy in the future or if you are receiving multiple copies now and wish to receive a single copy in the future. For such requests, call the Trust at (631) 470-2600, or write the Trust at 17645 Wright Street, Suite 200, Omaha, NE 68130.

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EXHIBITS:

Appendix A

New Advisory Agreement

INVESTMENT ADVISORY AGREEMENT

Between

NORTHERN LIGHTS FUND TRUST II

and

F/M INVESTMENTS, LLC

AGREEMENT, made as of [ ] between NORTHERN LIGHTS FUND TRUST II, a Delaware statutory trust (the “Trust”), and F/M INVESTMENTS, LLC, a Delaware limited liability company (the “Adviser”), located at 3050 K Street NW, Suite W-170, Washington, DC 20007.

RECITALS:

WHEREAS, the Trust is an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the “Act”);

WHEREAS, the Trust is authorized to issue shares of beneficial interest in separate series, each having its own investment objective or objectives, policies and limitations;

WHEREAS, the Trust offers shares in the series named on Appendix A hereto (such series, together with all other series subsequently established by the Trust and made subject to this Agreement in accordance with Section 1.3, being herein referred to as a “Fund,” and collectively as the “Funds”);

WHEREAS, the Adviser is registered as an investment adviser under the Investment Advisers Act of 1940; and

WHEREAS, the Trust desires to retain the Adviser to render investment advisory services to the Trust with respect to each Fund in the manner and on the terms and conditions hereinafter set forth;

NOW, THEREFORE, the parties hereto agree as follows:

1. Services of the Adviser.

1.1 Investment Advisory Services. The Adviser shall act as the investment adviser to each Fund and, as such, shall (i) obtain and evaluate such information relating to the economy, industries, business, securities markets and securities as it may deem necessary or useful in discharging its responsibilities hereunder, (ii) formulate a continuing program for the investment of the assets of each Fund in a manner consistent with its investment objective(s), policies and restrictions, and (iii) have discretionary authority to determine from time to time securities to be purchased, sold, retained or lent by each Fund, and implement those decisions, including the selection of entities with or through which such purchases, sales or loans are to be effected; provided, that the Adviser will place orders pursuant to its investment determinations either directly with the issuer or with a broker or dealer, and if with a broker or dealer, (a) will attempt to obtain the best price and execution of its orders, and (b) may nevertheless in its discretion purchase and sell portfolio securities from and to brokers who provide the Adviser with research, analysis, advice and similar services and pay such brokers in return a higher commission than may be charged by other brokers.

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The Trust hereby authorizes any entity or person associated with the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement, which is a member of a national securities exchange, to effect any transaction on the exchange for the account of the Trust which is permitted by Section 11(a) of the Securities Exchange Act of 1934 and Rule 11a2-2(T) thereunder, and the Trust hereby consents to the retention of compensation for such transactions in accordance with Rule 11a2-2(T)(a)(2)(iv).

The Adviser shall carry out its duties with respect to each Fund’s investments in accordance with applicable law and the investment objectives, policies and restrictions set forth in each Fund’s then-current Prospectus and Statement of Additional Information, and subject to such further limitations as the Trust may from time to time impose by written notice to the Adviser.

1.2 Administrative Services. The Trust has engaged the services of an administrator. The Adviser shall provide such additional administrative services as reasonably requested by the Board of Trustees or officers of the Trust; provided, that the Adviser shall not have any obligation to provide under this Agreement any direct or indirect services to Trust shareholders, any services related to the distribution of Trust shares, or any other services which are the subject of a separate agreement or arrangement between the Trust and the Adviser. Subject to the foregoing, in providing administrative services hereunder, the Adviser shall:

1.2.1 Office Space, Equipment and Facilities. Provide such office space, office equipment and office facilities as are adequate to fulfill the Adviser’s obligations hereunder.

1.2.2 Personnel. Provide, without remuneration from or other cost to the Trust, the services of individuals competent to perform the administrative functions which are not performed by employees or other agents engaged by the Trust or by the Adviser acting in some other capacity pursuant to a separate agreement or arrangement with the Trust.

1.2.3 Agents. Assist the Trust in selecting and coordinating the activities of the other agents engaged by the Trust, including the Trust’s shareholder servicing agent, custodian, administrator, independent auditors and legal counsel.

1.2.4 Trustees and Officers. Authorize and permit the Adviser’s directors, officers and employees who may be elected or appointed as Trustees or officers of the Trust to serve in such capacities, without remuneration from or other cost to the Trust.

1.2.5 Books and Records. Assure that all financial, accounting and other records required to be maintained and preserved by the Adviser on behalf of the Trust are maintained and preserved by it in accordance with applicable laws and regulations.

1.2.6 Reports and Filings. Assist in the preparation of (but not pay for) all periodic reports by the Fund to its shareholders and all reports and filings required to maintain the registration and qualification of the Funds and Fund shares, or to meet other regulatory or tax requirements applicable to the Fund, under federal and state securities and tax laws.

1.3 Additional Series. In the event that the Trust establishes one or more series after the effectiveness of this Agreement (“Additional Series”), Schedule A to this Agreement may be amended to make such Additional Series subject to this Agreement upon the approval of the Board of Trustees of the Trust and the shareholder(s) of the Additional Series, in accordance with the provisions of the Act. The Trust or the Adviser may elect not to make any such series subject to this Agreement.

1.4 Change in Management or Control. The Adviser shall provide at least sixty (60) days’ prior written notice to the Trust of any change in the ownership or management of the Adviser, or any event or action that may constitute a change in “control,” as that term is defined in Section 2 of the Act. The Adviser shall provide prompt notice of any change in the portfolio manager(s) responsible for the day-to-day management of the Funds.

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 2. Expenses of the Funds.

2.1 Expenses to be Paid by Adviser. The Adviser shall pay all salaries, expenses and fees of the officers, Trustees and employees of the Trust who are officers, directors, members or employees of the Adviser.

In the event that the Adviser pays or assumes any expenses of the Trust not required to be paid or assumed by the Adviser under this Agreement, the Adviser shall not be obligated hereby to pay or assume the same or any similar expense in the future; provided, that nothing herein contained shall be deemed to relieve the Adviser of any obligation to the Funds under any separate agreement or arrangement between the parties.

2.2 Expenses to be Paid by the Fund. Each Fund shall bear all expenses of its operation, except those specifically allocated to the Adviser under this Agreement or under any separate agreement between the Trust and the Adviser. Subject to any separate agreement or arrangement between the Trust and the Adviser, the expenses hereby allocated to the Fund, and not to the Adviser, include but are not limited to:

2.2.1 Custody. All charges of depositories, custodians, and other agents for the transfer, receipt, safekeeping, and servicing of the Fund’s cash, securities, and other property.

2.2.2 Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including but not limited to the charges of any shareholder servicing agent, dividend disbursing agent, transfer agent or other agent engaged by the Trust to service shareholder accounts.

2.2.3 Shareholder Reports. All expenses of preparing, setting in type, printing and distributing reports and other communications to shareholders.

2.2.4 Prospectuses. All expenses of preparing, converting to EDGAR format, filing with the Securities and Exchange Commission or other appropriate regulatory body, setting in type, printing and mailing annual or more frequent revisions of the Fund’s Prospectus and Statement of Additional Information and any supplements thereto and of supplying them to shareholders.

2.2.5 Pricing and Portfolio Valuation. All expenses of computing the Fund’s net asset value per share, including any equipment or services obtained for the purpose of pricing shares or valuing the Fund’s investment portfolio.

2.2.6 Communications. All charges for equipment or services used for communications between the Adviser or the Trust and any custodian, shareholder servicing agent, portfolio accounting services agent, or other agent engaged by the Trust.

2.2.7 Legal and Accounting Fees. All charges for services and expenses of the Trust’s legal counsel and independent accountants.

2.2.8 Trustees’ Fees and Expenses. All compensation of Trustees other than those affiliated with the Adviser, all expenses incurred in connection with such unaffiliated Trustees’ services as Trustees, and all other expenses of meetings of the Trustees and committees of the Trustees.

2.2.9 Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy materials, and proxy solicitations therefor.

2.2.10 Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Fund under the Act and the registration of the Fund’s shares under the Securities Act of 1933 (the “1933 Act”), including all fees and expenses incurred in connection with the preparation, converting to EDGAR format, setting in type, printing, and filing of any Registration Statement, Prospectus and Statement of Additional Information under the 1933 Act or the Act, and any amendments or supplements that may be made from time to time.

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2.2.11 State Registration Fees. All fees and expenses of taking required action to permit the offer and sale of the Fund’s shares under securities laws of various states or jurisdictions, and of registration and qualification of the Fund under all other laws applicable to the Trust or its business activities (including registering the Trust as a broker-dealer, or any officer of the Trust or any person as agent or salesperson of the Trust in any state).

2.2.12 Confirmations. All expenses incurred in connection with the issue and transfer of Fund shares, including the expenses of confirming all share transactions.

2.2.13 Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or regulation or deemed advisable by the Trustees of the Trust, including, without limitation, such bond, liability and other insurance expenses that may from time to time be allocated to the Fund in a manner approved by its Trustees.

2.2.14 Brokerage Commissions. All brokers’ commissions and other charges incident to the purchase, sale or lending of the Fund’s portfolio securities.

2.2.15 Taxes. All taxes or governmental fees payable by or with respect to the Fund to federal, state or other governmental agencies, domestic or foreign, including stamp or other transfer taxes.

2.2.16 Trade Association Fees. All fees, dues and other expenses incurred in connection with the Trust’s membership in any trade association or other investment organization.

2.2.18 Compliance Fees. All charges for services and expenses of the Trust’s Chief Compliance Officer.

2.2.19 Nonrecurring and Extraordinary Expenses. Such nonrecurring and extraordinary expenses as may arise including the costs of actions, suits, or proceedings to which the Trust is a party and the expenses the Trust may incur as a result of its legal obligation to provide indemnification to its officers, Trustees and agents.

3. Advisory Fee.

As compensation for all services rendered, facilities provided and expenses paid or assumed by the Adviser under this Agreement, each Fund shall pay the Adviser on the last day of each month, a fee calculated by applying a monthly rate, based on an annual percentage rate, to the Fund’s average daily net assets for the month. The annual percentage rate applicable to each Fund is set forth in Schedule A to this Agreement, as it may be amended from time to time in accordance with Section 1.3 of this Agreement. If this Agreement shall be effective for only a portion of a month with respect to a Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

4. Proxy Voting.

The Adviser will vote, or make arrangements to have voted, all proxies solicited by or with respect to the issuers of securities in which assets of a Fund may be invested from time to time. Such proxies will be voted in a manner that Adviser or its delegee deems, in good faith, to be in the best interest of the Fund and in accordance with Adviser’s or its delegee’s proxy voting policy. The Adviser agrees to provide a copy of its proxy voting policy to the Trust prior to the execution of this Agreement, and any amendments thereto promptly.

5. Records.

5.1 Tax Treatment. The Trust shall maintain, or arrange for others to maintain, the books and records of the Trust in such a manner that treats each Fund as a separate entity for federal income tax purposes.

5.2 Ownership. All records required to be maintained and preserved by the Trust pursuant to the provisions or rules or regulations of the Securities and Exchange Commission under Section 31(a) of the Act and maintained and preserved by the Adviser on behalf of the Trust are the property of the Trust and shall be surrendered by the Adviser

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promptly on request by the Trust; provided, that the Adviser may at its own expense make and retain copies of any such records.

6. Reports to Adviser.

The Trust shall furnish or otherwise make available to the Adviser such copies of each Fund’s Prospectus, Statement of Additional Information, financial statements, proxy statements, reports and other information relating to its business and affairs as the Adviser may, at any time or from time to time, reasonably require or request in order to discharge its obligations under this Agreement.

7. Reports to the Trust.

The Adviser shall prepare and furnish to the Trust such reports, statistical data and other information in such form and at such intervals as the Trust may reasonably request.

8. Code of Ethics.

The Adviser has adopted a written code of ethics complying with the requirements of Rule 17j-1 under the Act and will provide the Trust with a copy of the code and evidence of its adoption. Within 45 days of the last calendar quarter of each year while this Agreement is in effect, the Adviser will provide to the Board of Trustees of the Trust a written report that describes any issues arising under the code of ethics since the last report to the Board of Trustees, including, but not limited to, information about material violations of the code and sanctions imposed in response to the material violations; and which certifies that the Adviser has adopted procedures reasonably necessary to prevent “access persons” (as that term is defined in Rule 17j-1) from violating the code.

9. Retention of Sub-Adviser.

Subject to the Trust’s obtaining the initial and periodic approvals required under Section 15 of the Act, the Adviser may retain one or more sub-advisers, at the Adviser’s own cost and expense, for the purpose of managing the investments of the assets of one or more Funds of the Trust. Retention of one or more sub-advisers shall in no way reduce the responsibilities or obligations of the Adviser under this Agreement and the Adviser shall, subject to Section 11 of this Agreement, be responsible to the Trust for all acts or omissions of any sub-adviser in connection with the performance of the Adviser’s duties hereunder.

10. Services to Other Clients.

Nothing herein contained shall limit the freedom of the Adviser or any affiliated person of the Adviser to render investment management and administrative services to other investment companies, to act as investment adviser or investment counselor to other persons, firms or corporations, or to engage in other business activities.

11. Limitation of Liability of Adviser and its Personnel.

Neither the Adviser nor any director, manager, officer or employee of the Adviser performing services for the Trust at the direction or request of the Adviser in connection with the Adviser’s discharge of its obligations hereunder shall be liable for any error of judgment or mistake of law or for any loss suffered by the Trust in connection with any matter to which this Agreement relates, and the Adviser shall not be responsible for any action of the Trustees of the Trust in following or declining to follow any advice or recommendation of the Adviser or any sub-adviser retained by the Adviser pursuant to Section 9 of this Agreement; PROVIDED, that nothing herein contained shall be construed (i) to protect the Adviser against any liability to the Trust or its shareholders to which the Adviser would otherwise be subject by reason of willful misfeasance, bad faith, or gross negligence in the performance of the Adviser’s duties, or by reason of the Adviser’s reckless disregard of its obligations and duties under this Agreement, or (ii) to protect any director, manager, officer or employee of the Adviser who is or was a Trustee or officer of the Trust against any liability of the Trust or its shareholders to which such person would

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otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office with the Trust.

12. Effect of Agreement.

Nothing herein contained shall be deemed to require to the Trust to take any action contrary to its Declaration of Trust or its By-Laws or any applicable law, regulation or order to which it is subject or by which it is bound, or to relieve or deprive the Trustees of the Trust of their responsibility for and control of the conduct of the business and affairs of the Trust.

13. Term of Agreement.

The term of this Agreement shall begin as of the date and year upon which the Fund listed on Schedule A commences investment operations, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect for a period of two years. Thereafter, this Agreement shall continue in effect with respect to each Fund from year to year, subject to the termination provisions and all other terms and conditions hereof; PROVIDED, such continuance with respect to a Fund is approved at least annually by vote of the holders of a majority of the outstanding voting securities of the Fund or by the Trustees of the Trust; PROVIDED, that in either event such continuance is also approved annually by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto. The Adviser shall furnish to the Trust, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal or amendment thereof.

14. Amendment or Assignment of Agreement.

Any amendment to this Agreement shall be in writing signed by the parties hereto; PROVIDED, that no such amendment shall be effective unless authorized (i) by resolution of the Trustees of the Trust, including the vote or written consent of a majority of the Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, and (ii) by vote of a majority of the outstanding voting securities of the Fund affected by such amendment if required by applicable law. This Agreement shall terminate automatically and immediately in the event of its assignment.

15. Termination of Agreement.

This Agreement may be terminated as to any Fund at any time by either party hereto, without the payment of any penalty, upon sixty (60) days’ prior written notice to the other party; PROVIDED, that in the case of termination by any Fund, such action shall have been authorized (i) by resolution of the Trust’s Board of Trustees, including the vote or written consent of Trustees of the Trust who are not parties to this Agreement or interested persons of either party hereto, or (ii) by vote of majority of the outstanding voting securities of the Fund.

16. Use of Name.

The Trust is named the Northern Lights Fund Trust II and each Fund may be identified, in part, by the name “Northern Lights.”

17. Declaration of Trust.

The Adviser is hereby expressly put on notice of the limitation of shareholder liability as set forth in the Trust’s Declaration of Trust and agrees that the obligations assumed by the Trust or a Fund, as the case may be, pursuant to this Agreement shall be limited in all cases to the Trust or a Fund, as the case may be, and its assets, and the Adviser shall not seek satisfaction of any such obligation from the shareholders or any shareholder of the Trust. In addition, the Adviser shall not seek satisfaction of any such obligations from the Trustees or any individual Trustee. The

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Adviser understands that the rights and obligations of any Fund under the Declaration of Trust are separate and distinct from those of any and all other Funds. The Adviser further understands and agrees that no Fund of the Trust shall be liable for any claims against any other Fund of the Trust and that the Adviser must look solely to the assets of the pertinent Fund of the Trust for the enforcement or satisfaction of any claims against the Trust with respect to that Fund.

18. Confidentiality.

The Adviser agrees to treat all records and other information relating to the Trust and the securities holdings of the Funds as confidential and shall not disclose any such records or information to any other person unless (i) the Board of Trustees of the Trust has approved the disclosure or (ii) such disclosure is compelled by law. In addition, the Adviser and the Adviser’s officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. The Adviser agrees that, consistent with the Adviser’s Code of Ethics, neither the Adviser nor the Adviser’s officers, directors, members or employees may engage in personal securities transactions based on nonpublic information about a Fund’s portfolio holdings.

19. This Agreement shall be governed and construed in accordance with the laws of the State of New York.

20. Interpretation and Definition of Terms.

Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the Act and to interpretation thereof, if any, by the United States courts, or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the Securities and Exchange Commission validly issued pursuant to the Act. Specifically, the terms “vote of a majority of the outstanding voting securities,” “interested persons,” “assignment” and “affiliated person,” as used in this Agreement shall have the meanings assigned to them by Section 2(a) of the Act. In addition, when the effect of a requirement of the Act reflected in any provision of this Agreement is modified, interpreted or relaxed by a rule, regulation or order of the Securities and Exchange Commission, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

21. Captions.

The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

22. Execution in Counterparts.

This Agreement may be executed simultaneously in counterparts, each of which shall be deemed an original, but both of which together shall constitute one and the same instrument.

[Signature Page Follows]

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IN WITNESS WHEREOF, the parties have caused this Agreement to be signed by their respective officers thereunto duly authorized as of the date and year first above written.

NORTHERN LIGHTS FUND TRUST II

By: ____________________

Name: Kevin Wolf

Title: President

F/M INVESTMENTS, LLC

By________________________

Name: David L. Littleton

Title: Chief Executive Officer

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NORTHERN LIGHTS FUND TRUST II

INVESTMENT ADVISORY AGREEMENT

Schedule A

NAME OF FUND	ANNUAL ADVISORY FEE AS A % OF AVERAGE NET ASSETS OF THE FUND
F/m Investments European L/S Small Cap Fund	2.00%

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Appendix B

New Subadvisory Agreement

SUBADVISORY AGREEMENT

THIS AGREEMENT is made and entered into as of the __ day of _______, 2019 by and between F/M INVESTMENTS, LLC (the “Adviser”), a Delaware limited liability company registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”), and S.W. MITCHELL CAPITAL LLP, a limited liability partnership incorporated in England and Wales (the “Subadviser”) and also registered under the Advisers Act, with respect to F/M INVESTMENTS EUROPEAN L/S SMALL CAP FUND (the “Fund”), a series of the NORTHERN LIGHTS FUND TRUST II, a Delaware statutory trust (the “Trust”).

WITNESSETH:

WHEREAS, the Trust is registered with the U.S. Securities and Exchange Commission (the “SEC”) as an open-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”);

WHEREAS, the Adviser has, pursuant to an Investment Advisory Agreement with the Trust dated as of the __ day of ___, 2019 (the “Advisory Agreement”), been retained to act as investment adviser for the Fund;

WHEREAS, the Adviser represents that the Advisory Agreement permits the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, subject to the requirements of the 1940 Act; and

WHEREAS, the Adviser desires to retain Subadviser to assist it in the provision of a continuous investment program for that portion of the Fund’s assets that the Adviser will assign to the Subadviser (“Subadviser Assets”), and Subadviser is willing to render such services subject to the terms and conditions set forth in this Agreement.,

NOW, THEREFORE, the parties do mutually agree and promise as follows with respect to each Fund:

1.                  Appointment as Subadviser. The Adviser hereby appoints the Subadviser to act as investment adviser for and to manage the Subadviser Assets subject to the supervision of the Adviser and the Board of Trustees of the Trust and subject to the terms of this Agreement; and the Subadviser hereby accepts such appointment. In such capacity, the Subadviser shall be responsible for the investment management of the Subadviser Assets. It is recognized that the Subadviser and certain of its affiliates may act as investment adviser to one or more other investment companies and other managed accounts and that the Adviser and the Trust do not object to such activities. The Adviser will notify the Subadviser of any additional Subadviser appointments.

2.                  Duties of Subadviser.

(a)          Investments. The Subadviser is hereby authorized and directed and hereby agrees, subject to the stated investment policies and restrictions of the Fund as set forth in the Fund’s prospectus (“Prospectus”) and statement of additional information (“SAI”) as currently in effect and, as soon as practical after the Trust, the Fund or the Adviser notifies the Subadviser thereof, as supplemented or amended from time to time and subject to the directions of the Adviser and the Trust’s Board of Trustees, but without the need for further approval of the Trust or the Adviser, to monitor on a continuous basis the performance of the Subadviser Assets and to conduct a continuous program of investment, evaluation and, if appropriate, sale and reinvestment of the Subadviser Assets. Accordingly, the Adviser hereby appoints the Subadviser as the agent and attorney-in-fact of the Trust and the Adviser with full power and authority to buy, sell and otherwise deal in assets and contracts

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relating to the Subadviser Assets, to take all day to day decisions in relation thereto and otherwise to act as the Subadviser judges appropriate in relation to the investment management of the Subadviser Assets. The Adviser agrees to provide the Subadviser with such assistance as may be reasonably requested by the Subadviser in connection with the Subadviser’s activities under this Agreement, including, without limitation, providing information concerning the Fund, its funds available, or to become available, for investment and generally as to the conditions of the Fund’s or the Trust’s affairs.

The Subadviser is authorized and regulated by the United Kingdom Financial Conduct Authority (the “FCA”). Nothing in this Agreement shall exclude any liability of the Subadviser to the Adviser under the United Kingdom Financial Services and Markets Act 2000 (“FSMA”) or the rules of the FCA (the “FCA Rules”). The Subadviser will treat the Adviser as a professional client for the purposes of the FCA Rules. While the Adviser may request re-categorization, it is the Subadviser’s policy to provide services only to professional clients or eligible counterparties.

The parties acknowledge that, since the Adviser does not qualify as an Eligible Claimant (as defined in the FCA Rules), no compensation will be available to the Adviser or the Fund under the Financial Services Compensation Scheme established under Section 213 of the FSMA where the Subadviser is unable, or is likely to be unable, to satisfy any claims against it.

For the purposes of the EU Alternative Investment Fund Managers Directive (No. 2011/61/EU), including the laws and FCA Rules implementing that directive in the United Kingdom, (the “AIFMD”), the Adviser agrees and confirms that, for so long as this Agreement shall remain in effect, it shall serve as the alternative investment fund manager (“AIFM”) of the Fund and shall not delegate its functions to the extent that it becomes a letter-box entity.

The Adviser undertakes not to deal, except through the Subadviser, with any Subadviser Assets, nor to authorize anyone else so to deal.

The instruments and strategies the Subadviser will use in managing the Subadviser Assets, together with the related risk factors, are indicated in the Prospectus and the SAI. When managing the Subadviser Assets, the Subadviser will consider any product or service envisaged by the Prospectus, the SAI and this Agreement as “suitable” for the Fund.

(b)         Compliance with Applicable Laws and Governing Documents. In the performance of its services under this Agreement, the Subadviser shall act in conformity with the Prospectus, SAI and the Trust’s Agreement and Declaration of Trust and By-Laws as currently in effect and, as soon as practical after the Trust, the Fund or the Adviser notifies the Subadviser thereof, as supplemented, amended and/or restated from time to time (referred to hereinafter as the “Declaration of Trust” and “By-Laws,” respectively) and with the instructions and directions received in writing from the Adviser or the Trustees of the Trust and will conform to, and comply with, the requirements of the 1940 Act and, subject as otherwise provided in this Section 2, Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). Notwithstanding the preceding, the Adviser shall remain responsible for ensuring the Fund’s and the Trust’s overall compliance with the 1940 Act, the Code and all other applicable federal and state laws and regulations and shall notify the Subadviser as to any act or omission of the Subadviser hereunder that the Adviser reasonably deems to constitute or to be the basis of any noncompliance or nonconformance with any of the Trust’s Declaration of Trust and By-Laws, the Prospectus and the SAI, the instructions and directions received in writing from the Adviser or the Trustees of the Trust, the 1940 Act, the Code, and all other applicable federal and state laws and regulations. The Subadviser is only obligated to comply with this subsection (b) with respect to the Subadviser Assets. The Adviser will provide the Subadviser in a timely manner with a copy of the minutes of the meetings of the Board of Trustees of the Trust to the extent they may affect the Fund or the services of the Subadviser, copies of any financial statements or reports made by the Fund to its shareholders, and any further materials or information which the Subadviser may reasonably request to enable it to perform its functions under this Agreement.

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The Adviser shall perform quarterly and annual tax compliance tests to ensure that the Fund is in compliance with Subchapter M of the Code. In this regard, the Adviser acknowledges that the Subadviser shall rely completely upon the Adviser’s determination of whether and to what extent the Fund is in compliance with Subchapter M of the Code and that the Subadviser has no separate and independent responsibility to test the Fund for such compliance. In connection with such compliance tests, the Adviser shall inform the Subadviser at least ten (10) business days prior to a calendar quarter end if the Subadviser Assets are out of compliance with the diversification requirements under Subchapter M. If the Adviser notifies the Subadviser that the Subadviser Assets are not in compliance with such requirements noted above, the Subadviser will take prompt action to bring the Subadviser Assets back into compliance within the time permitted under the Code thereunder.

The Adviser will provide the Subadviser with reasonable advance notice of any change in the Fund’s investment objectives, policies and restrictions as stated in the Prospectus and SAI, and the Subadviser shall, in the performance of its duties and obligations under this Agreement, manage the Subadviser Assets consistent with such changes, provided that the Subadviser has received prompt notice of the effectiveness of such changes from the Trust or the Adviser and is given a reasonable period within which to bring the Subadviser Assets into compliance with any amendments to the Fund’s objectives, polices and restrictions, taking into account then-current market conditions. In addition to such notice, the Adviser shall provide to the Subadviser a copy of a modified Prospectus and SAI reflecting such changes. The Adviser acknowledges and will ensure that the Prospectus and SAI will at all times be in compliance with all disclosure requirements under all applicable federal and state laws and regulations relating to the Trust or the Fund, including, without limitation, the 1940 Act, and the rules and regulations thereunder, and that the Subadviser shall have no liability in connection therewith, except as to the accuracy of material information furnished in writing by the Subadviser to the Trust or to the Adviser specifically for inclusion in the Prospectus and SAI. The Subadviser hereby agrees to provide to the Adviser in a timely manner such information relating to the Subadviser and its relationship to, and actions for, the Trust as may be required to be contained in the Prospectus, SAI or in the Trust’s Registration Statement on Form N-1A and any amendments thereto.

(c)          Voting of Proxies. The Adviser shall retain full discretionary authority to exercise voting rights with to the securities and other investments of the Subadviser Assets. The Adviser, including without limitation its designee, shall have the power to vote, either in person or by proxy, all securities in which the Subadviser Assets may be invested from time to time, and shall not be required to seek or take instructions from the Subadviser or take any action with respect thereto. The Subadviser may provide input to the proxy vote process not later than 5 days prior to the proxy vote deadline. The Adviser will establish a written procedure for proxy voting in compliance with current applicable rules and regulations, including but not limited to Rule 30b1-4 under the 1940 Act. The Adviser or its designee will provide a copy of such procedure to the Subadviser and establish a process for the timely distribution of the voting record with respect to the Fund’s securities and other information necessary for the Fund to complete information required by Form N-1A under the 1940 Act and the Securities Act of 1933, as amended (the “Securities Act”), Form N-PX under the 1940 Act, and Form N-CSR under the Sarbanes-Oxley Act of 2002, as amended, respectively.

(d)         Agent. Subject to any other written instructions of the Adviser or the Trust, the Subadviser is hereby appointed the Adviser’s and the Trust’s agent and attorney-in-fact for the limited purposes of negotiating and executing account documentation, agreements, contracts, deeds and other documents as the Subadviser shall be requested by brokers, dealers, counterparties and other persons in connection with its management of the Subadviser Assets. The Subadviser agrees to provide the Adviser and the Trust with copies of any such agreements executed on behalf of the Adviser or the Trust.

(e)          Brokerage. The Subadviser is authorized, subject to the supervision of the Adviser and the plenary authority of the Trust’s Board of Trustees, to establish and maintain accounts on behalf of the Fund with, and place orders for the investment and reinvestment, including without limitation purchase and sale of the Subadviser Assets with or through, such persons, brokers (including, to the extent permitted by applicable law, any broker affiliated with the Subadviser) or dealers (collectively “Brokers”) as Subadviser may elect and negotiate commissions to be paid on such transactions. The Subadviser, however, is not required to obtain the

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consent of the Adviser or the Trust’s Board of Trustees prior to establishing any such brokerage account. The Subadviser shall place all orders for the purchase and sale of portfolio investments for the Fund’s account with Brokers selected by the Subadviser and will do so in accordance with its execution policy. A copy of the Subadviser’s execution policy has been provided to the Adviser and, by signing this Agreement, the Adviser hereby expressly consents to the terms thereof. Specific instructions from the Adviser or the Trust may prevent the Subadviser from following its execution policy in respect of the elements of execution covered by such instructions. In the selection of such Brokers and the placing of such orders, the Subadviser shall seek to obtain for the Fund the most favorable price and execution available, except to the extent it may be permitted to pay higher brokerage commissions for brokerage and research services, as provided below and subject always to the Subadviser’s policy relating to dealing commission arrangements under the FCA Rules, as set out at Appendix B hereto. In using its reasonable efforts to obtain for the Fund the most favorable price and execution available, the Subadviser, bearing in mind the best interests of the Fund at all times, shall consider all factors it deems relevant, including price, the size of the transaction, the breadth and nature of the market for the security, the difficulty of the execution, the amount of the commission, if any, the timing of the transaction, market prices and trends, the reputation, experience and financial stability of the Broker involved, and the quality of service rendered by the Broker in other transactions. The Subadviser shall not consider a Broker’s sale of Fund shares when selecting the Broker to execute trades. Notwithstanding the foregoing, neither the Trust, the Fund nor the Adviser shall instruct the Subadviser to place orders with any particular Broker(s) with respect to the Subadviser Assets. Subject to such policies as the Trustees may determine and communicate to the Subadviser, or as may be mutually agreed to by the Adviser and the Subadviser, the Subadviser is authorized but not obligated to cause, and shall not be deemed to have acted unlawfully or to have breached any duty created by this Agreement or otherwise solely by reason of its having caused, the Fund to pay a Broker that provides brokerage and research services (within the meaning of Section 28(e) of the Securities Exchange Act of 1934) to the Subadviser an amount of commission for effecting a Subadviser Assets investment transaction that is in excess of the amount of commission that another Broker would have charged for effecting that transaction if, but only if, the Subadviser determines in good faith that such commission was reasonable in relation to the value of the brokerage and research services provided by such Broker viewed in terms of either that particular transaction or the overall responsibility of the Subadviser with respect to the accounts as to which it exercises investment discretion and was otherwise in compliance with the Subadviser’s policy on dealing commission arrangements.

The Adviser agrees that the Subadviser may execute trades for the Fund outside a Regulated Market or Multilateral Trading Facility (as those terms are defined in the FCA Rules). The Adviser instructs the Subadviser not to make public client limit orders in respect of shares admitted to trading on a Regulated Market which are not immediately executed under prevailing market conditions.

It is recognized that the services provided by such Brokers may be useful to the Subadviser in connection with the Subadviser’s services to other clients. On occasions when the Subadviser deems the purchase or sale of a security to be in the best interests of the Fund with respect to the Subadviser Assets as well as other clients of the Subadviser, the Subadviser, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be sold or purchased. In such event, allocation of securities so sold or purchased, as well as the expenses incurred in the transaction, will be made by the Subadviser in the manner the Subadviser considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients and otherwise in accordance with the FCA Rules and without giving unfair preference. It is recognized that in some cases, this procedure may adversely affect the price paid or received by the Fund or the size of the position obtainable for, or disposed of by, the Fund with respect to the Subadviser Assets and that, accordingly, the effect of aggregation and allocation may work on some occasions to the disadvantage of the Fund.

EU Transaction Reporting. The Adviser acknowledges that the FCA Rules implementing requirements of the EU Markets in Financial Instruments Directive (No. 2004/39/EC) require the Subadviser to report to the FCA certain details of transactions executed by the Subadviser in: (1) any financial instrument admitted to trading on a Regulated Market or a Prescribed Market (as defined in the FCA Rules), whether or not the transaction was carried out on such a market; or (2) any OTC derivative the value of which is derived from, or

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which is otherwise dependent upon, an equity or debt-related financial instrument which is admitted to trading on a Regulated Market or on a Prescribed Market (“EU Transaction Reports”), and permits the Subadviser to rely on a third party acting on the Subadviser’s behalf to make EU Transaction Reports to the FCA.

(f)          Securities Transactions. The Subadviser and any affiliated person of the Subadviser will not purchase securities or other instruments from or sell securities or other instruments to the Fund; provided, however, the Subadviser or any affiliated person of the Subadviser may purchase securities or other instruments from or sell securities or other instruments to the Fund if such transaction is permissible under applicable laws and regulations, including, without limitation, the 1940 Act and the Advisers Act and the rules and regulations promulgated thereunder.

The Subadviser, on its own behalf and with respect to its Access Persons (as defined in subsection (a) of Rule 17j-1 under the 1940 Act), agrees to observe and comply with Rule 17j-1 and its Code of Ethics (which shall comply in all material respects with Rule 17j-1), as the same may be amended from time to time. On at least an annual basis, the Subadviser will comply with the reporting requirements of Rule 17j-1, which include (i) certifying to the Adviser and the Trust that the Subadviser and its Access Persons have complied with the Subadviser’s Code of Ethics with respect to the Subadviser Assets and (ii) identifying any violations which have occurred with respect to the Subadviser Assets. The Subadviser will have also submitted its Code of Ethics for its initial approval by the Trust’s Board of Trustees no later than the date of execution of this agreement and subsequently within six months of any material change thereto.

(g)         Books and Records. The Subadviser shall maintain separate detailed records as are required by applicable laws and regulations of all matters hereunder pertaining to the Subadviser Assets (the “Fund’s Records”), including, without limitation, brokerage and other records of all securities transactions. The Subadviser acknowledges that the Fund’s Records are property of the Trust; except to the extent that the Subadviser is required to maintain the Fund’s Records under the Advisers Act or other applicable law and except that the Subadviser, at its own expense, is entitled to make and keep a copy of the Fund’s Records for its internal files. The Fund’s Records shall be available to the Adviser or the Trust at any time upon reasonable request during normal business hours and shall be available for telecopying promptly to the Adviser during any day that the Fund is open for business as set forth in the Prospectus.

(h)         Information Concerning Subadviser Assets and Subadviser. From time to time as the Adviser or the Trust reasonably may request in good faith, the Subadviser will furnish the requesting party reports on portfolio transactions and reports on the Subadviser Assets, all in such reasonable detail as the parties may reasonably agree in good faith. The Subadviser will also inform the Adviser in a timely manner of material changes in portfolio managers responsible for Subadviser Assets, any changes in the ownership or management of the Subadviser, or of material changes in the control of the Subadviser. Upon the Trust’s or the Adviser’s reasonable request, the Subadviser will make available its officers and employees to meet with the Trust’s Board of Trustees to review the Subadviser Assets via telephone on a quarterly basis and on a less frequent basis as agreed upon by the parties in person.

Subject to the other provisions of this Agreement, the Subadviser will also provide such information or perform such additional acts with respect to the Subadviser Assets as are reasonably required for the Trust or the Adviser to comply with their respective obligations under applicable laws, including without limitation, the Code, the 1940 Act, the Advisers Act, and the Securities Act, and any rule or regulation thereunder.

(i)           Custody Arrangements. The Trust or the Adviser shall notify the Subadviser of the identities of its custodian banks and the custody arrangements therewith with respect to the Subadviser Assets and shall give the Subadviser written notice of any changes in such custodian banks or custody arrangements. The Subadviser shall on each business day provide the Adviser and the Trust’s custodian such information as the Adviser and the Trust’s custodian may reasonably request in good faith relating to all transactions concerning the Subadviser Assets. The Trust shall instruct its custodian banks to (A) carry out all investment instructions as may

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be directed by the Subadviser with respect to the Subadviser Assets (which instructions may be orally given if confirmed in writing); and (B) provide the Subadviser with all operational information necessary for the Subadviser to trade the Subadviser Assets on behalf of the Fund. The Subadviser shall have no liability for the acts or omissions of the authorized custodian(s), unless such act or omission is required by and taken in reliance upon instructions given to the authorized custodian(s) by a representative of the Subadviser properly authorized (pursuant to written instruction by the Adviser) to give such instructions.

(j)           Potential Conflicts of Interest and Disclosures.

In accordance with the FCA Rules, the Subadviser has in place arrangements to manage conflicts of interest between itself and the Adviser and the Fund. Where the Subadviser does not consider that the arrangements under its conflicts of interest policy are sufficient to manage a particular conflict, it will inform the Adviser of the nature and/or sources of the conflict so that it can decide how to proceed. In addition, the Adviser should be aware of the following disclosures.

The Subadviser and any Associate (as defined in the FCA Rules) may, without prior reference to the Adviser, recommend and/or effect transactions in which or provide services in circumstances where the Subadviser or Associate has, directly or indirectly, a material interest or a relationship of any description with another party which may involve a potential conflict with the Subadviser’s duty to the Adviser. Neither the Subadviser nor any Associate shall be liable to account to the Adviser for any profit, commission, remuneration made or received from or by reason of such transactions or any connected transactions and the Subadviser's fees shall not, unless otherwise provided, be abated thereby. The Subadviser shall take reasonable steps to ensure fair treatment for the Adviser in relation to any such transactions.

(k)         Exclusivity. Except as set forth herein or otherwise agreed in writing by the Adviser and the Subadviser, during the term of this Agreement, the Subadviser shall not provide investment advisory, supervisory and other services to any investment company registered under the 1940 Act other than the Fund. Such exclusivity is for the Subadviser’s European Small Cap strategy, and does not apply: (1) if the total contributed capital in the Subadviser Assets (after giving effect to any redemptions but excluding market fluctuations) is less than $25 million; and/or (2) if the Adviser engages a second subadviser to provide services for the Fund.

3.                  Independent Contractor. In the performance of its services hereunder, the Subadviser is and shall be an independent contractor and unless otherwise expressly provided herein or otherwise authorized in writing, shall have no authority to act for or represent the Fund, the Trust or the Adviser in any way or otherwise be deemed an agent of the Fund, the Trust or the Adviser.

4.                  Expenses. During the term of this Agreement, Subadviser will pay all expenses incurred by it in connection with its activities under this Agreement. The Subadviser shall, at its sole expense, employ or associate itself with such persons as it believes to be particularly fitted to assist it in the execution of its duties under this Agreement. The Subadviser shall not be responsible for the Trust’s, the Fund’s or Adviser’s expenses, which shall include, but not be limited to, the cost of securities, commodities and other investments (including brokerage commissions and other transaction charges, if any) purchased for the Fund and any losses incurred in connection therewith, expenses of holding or carrying Subadviser Assets, including, without limitation, expenses of dividends on stock borrowed to cover a short sale and interest, fees or other charges incurred in connection with leverage and related borrowings with respect to the Subadviser Assets, organizational and offering expenses (which include, but are not limited to, out-of-pocket expenses, but not overhead or employee costs of the Subadviser); expenses for legal, accounting and auditing services; taxes and governmental fees; dues and expenses incurred in connection with membership in investment company organizations; costs of printing and distributing shareholder reports, proxy materials, prospectuses, stock certificates and distribution of dividends; charges of the Fund’s custodians and sub-custodians, administrators and sub-administrators, registrars, transfer agents, dividend disbursing agents and dividend reinvestment plan agents; payment for portfolio pricing services to a pricing agent, if any; registration and filing fees of the SEC; expenses of registering or qualifying securities of the Fund for sale in the various states;

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freight and other charges in connection with the shipment of the Fund’s portfolio securities; fees and expenses of non-interested Trustees; salaries of shareholder relations personnel; costs of shareholders meetings; insurance; interest; brokerage costs; and litigation and other extraordinary or non-recurring expenses. The Trust or the Adviser, as the case may be, shall reimburse the Subadviser for any expenses of the Fund or the Adviser as may be reasonably incurred by such Subadviser on behalf of the Fund or the Adviser. The Subadviser shall keep and supply to the Trust and the Adviser reasonable records of all such expenses.

5.                  Investment Analysis and Commentary. The Subadviser will provide quarterly performance analysis and market commentary (the “Investment Report”) during the term of this Agreement. The Investment Reports are due within 10 days after the end of each quarter. In addition, interim Investment Reports shall be issued at such times as may be mutually agreed upon by the Adviser and Subadviser; provided however, that any such interim Investment Report will be due within 10 days of the end of the month in which such agreement is reached between the Adviser and Subadviser. The subject of each Investment Report shall be mutually agreed upon. The Adviser is freely able to publicly distribute the Investment Report.

6.                  Compensation. For the services provided pursuant to this Agreement, the Subadviser is entitled to an annual fee as attached hereto in Appendix A. Such fee will be computed daily and paid no later than the seventh (7th) business day following the end of each month, from the Adviser, calculated at an annual rate based on the Subadviser Assets’ average daily net assets.

The method of determining the net asset value of the Subadviser Assets for purposes hereof shall be the same as the method of determining net asset value for purposes of establishing the offering and redemption price of the shares of the Trust as described in the Fund’s Prospectus and/or SAI. If this Agreement shall be effective for only a portion of a month with respect to the Fund, the aforesaid fee shall be prorated for the portion of such month during which this Agreement is in effect for the Fund.

7.                  Representations and Warranties of Subadviser. The Subadviser represents and warrants to the Adviser and the Trust as follows:

(a)          The Subadviser is registered as an investment adviser under the Advisers Act;

(b)         The Subadviser is a limited liability partnership duly organized and properly registered and operating under the laws of England and Wales with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(c)          The execution, delivery and performance by the Subadviser of this Agreement are within the Subadviser’s powers and have been duly authorized by all necessary actions of its directors or shareholders, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Subadviser for execution, delivery and performance by the Subadviser of this Agreement, and the execution, delivery and performance by the Subadviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Subadviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Subadviser; and

(d)         The Form ADV of the Subadviser provided to the Adviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Subadviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

8.                  Representations and Warranties of Adviser. The Adviser represents and warrants to the Subadviser as follows:

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(a)          The Adviser is registered as an investment adviser under the Advisers Act;

(b)         The Adviser is a limited liability company duly organized and validly existing under the laws of the State of Delaware with the power to own and possess its assets and carry on its business as it is now being conducted and as proposed to be conducted hereunder;

(c)          The execution, delivery and performance by the Adviser of this Agreement are within the Adviser’s powers and have been duly authorized by all necessary action on the part of its directors, shareholders or managing unitholder, and no action by, or in respect of, or filing with, any governmental body, agency or official is required on the part of the Adviser for the execution, delivery and performance by the Adviser of this Agreement, and the execution, delivery and performance by the Adviser of this Agreement do not contravene or constitute a violation of, or a material default under, (i) any provision of applicable law, rule or regulation, (ii) the Adviser’s governing instruments, or (iii) any agreement, judgment, injunction, order, decree or other instrument binding upon the Adviser;

(d)         The Form ADV of the Adviser provided to the Subadviser and the Trust is a true and complete copy of the form, including that part or parts of the Form ADV filed with the SEC, that part or parts maintained in the records of the Adviser, and/or that part or parts provided or offered to clients, in each case as required under the Advisers Act and rules thereunder, and the information contained therein is accurate and complete in all material respects and does not omit to state any material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading;

(e)          The Adviser acknowledges that it received a copy of the Subadviser’s Form ADV prior to the execution of this Agreement;

(f)          The Trust is a statutory trust duly organized and validly existing under the laws of the state of Delaware and is registered with the SEC as an open-end management investment company under the 1940 Act and the Fund has been established as a series of the Trust and the Trust has the power to own and possess the assets of the Fund and carry on its business and that of the Fund as it is now being conducted and as proposed to be conducted hereunder;

(g)         The Adviser and the Trust have duly entered into the Advisory Agreement pursuant to which the Trust authorized the Adviser to delegate certain of its duties under the Advisory Agreement to other investment advisers, including without limitation, the appointment of a subadviser with respect to assets of the Fund, including without limitation the Adviser’s entering into and performing this Agreement;

(h)         The Adviser is currently and, for so long as this Agreement shall remain in effect, shall be the AIFM of the Fund and shall not delegate its functions to the extent it becomes a letterbox entity;

(i)           The Fund is not subject to the provisions of Title I of the US Employee Retirement Income Security Act of 1974, as amended (“ERISA”) nor is it subject to the plan assets rules enacted under ERISA or similar rules under Section 4975 of the US Internal Revenue Code;

(j)           The Fund is free of all liens, charges or other encumbrances and no liens, charges or other encumbrances shall arise from the acts and omissions of the Trust or the Adviser, except as disclosed to the Subadviser in writing; and

(k)         The Adviser undertakes not to deal, except through the Subadviser, with any Subadviser Assets, nor to authorize anyone else so to deal.

9.                  Survival of Representations and Warranties; Duty to Update Information. All representations and warranties made by the Subadviser and the Adviser pursuant to the recitals above and Sections 7 and 8, respectively, shall survive for the duration of this Agreement and the parties hereto shall promptly notify each other

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in writing upon becoming aware that any of the foregoing representations and warranties are no longer true or accurate in all material effects.

10.              Liability and Indemnification.

(a)          Liability. The Subadviser shall exercise its best judgment in rendering its services in accordance with the terms of this Agreement, but, in the absence of willful misfeasance, bad faith or gross negligence on the part of the Subadviser or a reckless disregard of its duties hereunder, the Subadviser, each of its affiliates and all respective partners, officers, directors and employees (“Subadviser Affiliates”) and each person, if any, who within the meaning of the Securities Act controls the Subadviser (“Subadviser Controlling Persons”), if any, shall not be subject to any expenses or liability to the Adviser, the Trust or the Fund or any of the Fund’s shareholders, in connection with the matters to which this Agreement relates, including without limitation for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets. The Adviser shall exercise its best judgment in rendering its obligations in accordance with the terms of this Agreement, but (except as set forth in Sections 10(b) and (c) below), in the absence of willful misfeasance, bad faith or gross negligence on the part of the Adviser or a reckless disregard of its duties hereunder, the Adviser, any of its affiliates and all respective partners, officers, directors and employees (“Adviser Affiliates”) and each person who within the meaning of the Securities Act controls the Adviser(“Adviser Controlling Persons”), if any, shall not be subject to any liability to the Subadviser, for any act or omission in the case of, or connected with, rendering services hereunder or for any losses that may be sustained in the purchase, holding or sale of Subadviser Assets. Notwithstanding the foregoing, nothing herein shall relieve the Adviser and the Subadviser from any of their obligations under applicable law, including, without limitation, the federal and state securities laws.

The Subadviser shall have no liability for any action or omission taken in compliance with an instruction given to the Subadviser by the Adviser or the Trust.

The Adviser acknowledges and agrees that the Trust and the Adviser remain responsible for the management of the Fund’s affairs for tax purposes.

(b)         Indemnification. The Subadviser, Subadviser Affiliates and Subadviser Controlling Persons, shall be indemnified and held harmless by the Adviser against all losses, claims, damages, liabilities, costs and expenses (including, without limitation, reasonable and documented attorneys’ and accountants’ fees and disbursements) (collectively, “Losses”):

(i)                 arising from the Trustees’, Fund’s or the Adviser’s directions to the Subadviser or the Fund’s custodian, or brokers, dealers or others in connection with the Subadviser Assets; or

(ii)               arising from the acts or omissions of the Adviser, the Fund’s custodian or the Fund, their respective affiliates, agents or employees;

(iii)             as a result of any error of judgment by the Subadviser with respect to the Subadviser Assets, except as may otherwise be provided by the 1940 Act or any other federal securities law or commodities law and except as provided below in (iv); or

(iv)             arising from the services of the Subadviser hereunder for the Subadviser Assets, except for any such liability or loss which is due to gross negligence, willful misfeasance or bad faith of the Subadviser, a Subadviser Affiliate or Subadviser Controlling Person, or the Subadviser’s reckless disregard of its duties and obligations.

The Adviser shall indemnify the Subadviser and each Subadviser Affiliate and Subadviser Controlling Person and hold them harmless from, any and all Losses asserted by any third party in so far as such Losses (or actions with respect thereto) arise out of or are based upon (i) any actual material misstatement or omission in the Fund’s registration statement, any proxy statement, or communication to current or prospective

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investors in the Fund (other than a misstatement or omission relating to disclosure specifically approved in writing by the Subadviser for inclusion in such documents); (ii) any action or inaction by the Subadviser that the Subadviser has made or refrained from making, as applicable, in good faith pursuant to and consistent with the Adviser’s instructions to the Subadviser; or (iii) the bad faith, willful misfeasance or gross negligence of the Adviser, an Adviser Affiliate or Adviser Controlling Person in the performance of its duties under this Agreement or the Adviser’s reckless disregard of its obligations or duties hereunder.

The Subadviser shall indemnify and hold harmless the Adviser, Adviser Affiliates and Adviser Controlling Persons and the Fund, each of its affiliates and all respective trustees, directors, partners, officers, and employees (“Fund Affiliates”) and each person, if any, who within the meaning of the Securities Act controls the Fund (“Fund Controlling Persons” and collectively with the Fund and Fund Affiliates, the “Fund Parties” and each a “Fund Party”) against any Losses due to the Subadviser’s gross negligence, willful misfeasance, bad faith, or reckless disregard of its duties and obligations hereunder; provided, however, that the Subadviser shall only be required to indemnify and hold harmless a Fund Party to the extent the Losses of such Fund Party were caused by the Subadviser’s willful misfeasance, bad faith, gross negligence, or reckless disregard of its obligations or duties hereunder.

If indemnification is to be sought hereunder by a party covered by this Section 10 (as the “Indemnified Party”), then the Indemnified Party shall promptly notify the party against whom indemnity is being sought (the “Indemnifying Party”) of the assertion of any claim or the commencement of any action or proceeding in respect thereof; provided, however, that the failure so to notify the Indemnifying Party shall not relieve the Indemnifying Party from any liability that it may otherwise have to the Indemnified Party if it does not affect in a material adverse manner the position of the Indemnifying Party or the Indemnified Party with respect to such claim. Following such notification, the Indemnifying Party may elect in writing to assume the defense of such action or proceeding and, upon such election, it shall not be liable for any legal costs incurred by the Indemnified Party (other than reasonable costs of investigation previously incurred) in connection therewith, unless (i) the Indemnifying Party has failed to provide counsel reasonably satisfactory to the Indemnified Party in a timely manner or (ii) counsel which has been provided by the Indemnifying Party reasonably determines that its representation of the Indemnified Party would present it with a conflict of interest. Notwithstanding the foregoing, the Indemnified Party shall be entitled to employ separate counsel at its own expense and, in such event, the Indemnified Party may participate in such defense as it deems necessary.

Expenses incurred by an Indemnified Party in defending a threatened or asserted claim or a threatened or pending action shall be paid by the Indemnifying Party in advance of final disposition or settlement of such matter upon the undertaking by or on behalf of the Indemnified Party to repay the advance unless it is ultimately determined that the Indemnified Party is entitled to indemnification, provided (1) the Indemnified Party provides a security for his undertaking, (2) the Fund is insured against losses arising by reason of any lawful advance, or (3) the vote of a majority of the Board of Trustees who are non-parties nor interested persons (as defined in the 1940 Act) thereof, or an independent legal counsel in a written opinion, determines, based on a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the Indemnified Party ultimately will be found entitled to indemnification.

The provisions of this paragraph 10 shall not apply in any action where the Indemnified Party is the party adverse to the other party.

(c)          The Subadviser shall not be liable to the Adviser for acts of the Subadviser which result from acts of the Adviser, the Fund’s Trustees or the Fund including, but not limited to, a failure of the Adviser to provide accurate and current information with respect to any records maintained by the Adviser, which records are not also maintained by or otherwise available to the Subadviser upon reasonable request.

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11.              Duration and Termination.

(a)          Duration. Unless sooner terminated, this Agreement shall continue for an initial period of no more than two years following the date and year upon which the Fund commences investment operations, and thereafter shall continue automatically for successive annual periods with respect to the Fund, provided such continuance is specifically approved at least annually by the Trust’s Board of Trustees or vote of the lesser of (a) 67% of the shares of the Fund represented at a meeting if holders of more than 50% of the outstanding shares of the Fund are present in person or by proxy or (b) more than 50% of the outstanding shares of the Fund; provided that in either event its continuance also is approved by a majority of the Trust’s Trustees who are not “interested persons” (as defined in the 1940 Act) of any party to this Agreement, by vote cast in person at a meeting called for the purpose of voting on such approval.

(b)         Termination. Notwithstanding whatever may be provided herein to the contrary, this Agreement may be terminated at any time with respect to the Fund, without payment of any penalty:

(i)                 By vote of a majority of the Trust’s Board of Trustees, or by “vote of a majority of the outstanding voting securities” of the Fund (as defined in the 1940 Act), or by the Adviser, in each case, upon 60 days’ written notice to the Subadviser;

(ii)               By any party hereto upon written notice to the other party in the event of a breach of any provision of this Agreement by the other party and, if capable of remedy, the breach is not cured within 15 days of notice of the breach;

(iii)             By the Subadviser upon 60 days’ written notice to the Adviser and the Trust; or

(iv)             By the Subadviser immediately on written notice to the Adviser if, in the reasonable judgment of the Subadviser, the Adviser is no longer the AIFM of the Fund or has delegated its functions to the extent that it has become a letterbox entity.

This Agreement shall not be assigned (as such term is defined in or interpreted under the 1940 Act) and shall terminate automatically in the event of its assignment or upon the termination of the Advisory Agreement, in which event the Adviser shall notify the Subadviser in writing immediately.

12.              Duties of the Adviser. The Adviser shall continue to have responsibility for all services to be provided to the Fund pursuant to the Advisory Agreement and shall oversee and review the Subadviser’s performance of its duties under this Agreement. Nothing contained in this Agreement shall obligate the Adviser to provide any funding or other support for the purpose of directly or indirectly promoting investments in the Fund.

13.              Reference to Adviser and Subadviser.

(a)          The Subadviser grants, subject to the conditions below, the Adviser non-exclusive rights to use, display and promote trademarks of the Subadviser in conjunction with any activity associated with the Fund. In addition, the Adviser may promote the identity of and services provided by the Subadviser to the Adviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials. The Adviser shall protect the goodwill and reputation of the Subadviser in connection with marketing and promotion of the Fund. The Adviser shall submit to the Subadviser for its review and approval all such public informational materials relating to the Fund that refer to any recognizable variant or any registered mark or logo or other proprietary designation of the Subadviser. Approval shall not be unreasonably withheld by the Subadviser and notice of approval or disapproval will be provided in a timely manner. Subsequent advertising or promotional materials having very substantially the same form as previously approved by the Subadviser may be used by the Adviser without obtaining the Subadviser’s consent unless such consent is withdrawn in writing by the Subadviser.

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(b)         Neither the Subadviser nor any Affiliate or agent of Subadviser shall make reference to or use the name of the Adviser or any of its Affiliates, or any of their clients, except references concerning the identity of and services provided by the Adviser to the Fund or to the Subadviser, which references shall not differ in substance from those included in the Prospectus, SAI and this Agreement, in any advertising or promotional materials without the prior approval of Adviser, which approval shall not be unreasonably withheld or delayed. The Subadviser hereby agrees to make all reasonable efforts to cause any Affiliate of the Subadviser to satisfy the foregoing obligation.

14.              Amendment. This Agreement may be amended by mutual consent of the parties, provided that the terms of any material amendment shall be approved by: (a) the Trust’s Board of Trustees or by a vote of a majority of the outstanding voting securities of the Fund (as required by the 1940 Act), and (b) the vote of a majority of those Trustees of the Trust who are not “interested persons” of any party to this Agreement cast in person at a meeting called for the purpose of voting on such approval, if such approval is required by applicable law.

15.              Confidentiality. Subject to the duties of the Adviser, the Trust and the Subadviser to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential and shall not disclose any and all information pertaining to the Fund and the actions of the Subadviser, the Adviser and the Fund in respect thereof; except to the extent:

(a)          Authorized. The Adviser or the Trust has authorized such disclosure;

(b)         Court or Regulatory Authority. Disclosure of such information is expressly required or requested by a court or other tribunal of competent jurisdiction or applicable federal or state regulatory authorities;

(c)          Disclosure to Trading Counterparties, Banks and Custodians. Disclosure is made to any broker, counterparty, bank, custodian or sub-custodian or any other entity with or through whom transactions are conducted in respect of Subadviser Assets.

(d)         Publicly Known Without Breach. Such information becomes known to the general public without a breach of this Agreement or a similar confidential disclosure agreement regarding such information;

(e)          Already Known. Such information already was known by the party prior to the date hereof;

(f)          Received From Third Party. Such information was or is hereafter rightfully received by the party from a third party (expressly excluding the Fund’s custodian, prime broker and administrator) without restriction on its disclosure and without breach of this Agreement or of a similar confidential disclosure agreement regarding them; or

(g)         Independently Developed. The party independently developed such information.

In addition, the Subadviser and its officers, directors and employees are prohibited from receiving compensation or other consideration, for themselves or on behalf of the Fund, as a result of disclosing the Fund’s portfolio holdings. The Subadviser agrees, consistent with its Code of Ethics, that neither it nor its officers, directors or employees may engage in personal securities transactions based on non-public information about the Fund’s portfolio holdings.

16.              Use of Track Record. Notwithstanding any provision of this Agreement, the Adviser hereby authorizes the Subadviser to disclose in third party communications made by it:

(a)       a statement that the Subadviser acts (or, after termination of this Agreement, acted) as sub-adviser in respect of the Fund;

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(b)       a presentation of the past performance of the Subadviser Assets over any period;

(c)       a statement of the most recent net asset value and net asset value per unit of the Fund;

(the “Track Record”).

In connection therewith, the Adviser shall provide the Subadviser with any written materials supporting the Track Record reasonably requested by the Subadviser.

The Subadviser will receive approval from the Adviser prior to distribution for any third party communications related to the Fund or the Track Record.

This Section 16 shall survive termination of this Agreement.

17.              Notice. Any notice that is required to be given by the parties to each other under the terms of this Agreement shall be in writing, delivered, or mailed postpaid to the other parties, or transmitted by facsimile with acknowledgment of receipt, to the parties at the following addresses or facsimile numbers, which may from time to time be changed by the parties by notice to the other party:

(a)          If to the Subadviser:

S.W. Mitchell Capital LLP

38 Jermyn Street

London

SW1Y 6DN

Phone: +44 20 7290 3588

Email: jamie@swmitchellcapital.com

(b)         If to the Adviser:

F/m Investments, LLC

Attn: Alex Morris

3050 K Street NW

Suite W-170

Washington, DC 20007

Phone: (847) 858-2161

Email: amorris@fmacceleration.com

18.              Force Majeure. The Subadviser shall not be liable for any failure or delay in performing any of its obligations under or pursuant to this Agreement, and any such failure or delay in performing its obligations will not constitute a breach of this Agreement, if such failure or delay is due to any cause whatsoever outside its reasonable control and it shall be entitled to a reasonable extension of the time for performing such obligations as a result of such cause. Causes and/or events outside the Subadviser’s reasonable control shall include without limitation: acts of God; any change to the law, order or regulation of a government, supranational or regulatory body; currency restrictions, devaluations and fluctuations; any act of terrorism; market conditions affecting the execution or settlement of transactions or the value of assets; failure or breakdown of communications not reasonably within the Subadviser’s control; and the failure of any relevant exchange or clearing house and shall include any event or circumstance that the Subadviser is unable, using reasonable skill and care, to avoid.

19.              Jurisdiction. This Agreement shall be governed by and construed in accordance with the substantive laws of the State of Delaware without reference to choice of law principles thereof and in accordance with the 1940 Act. In the case of any conflict, the 1940 Act shall control.

40

20.              Counterparts. This Agreement may be executed in one or more counterparts, each of which shall be deemed an original, all of which shall together constitute one and the same instrument.

21.              Certain Definitions. For the purposes of this Agreement and except as otherwise provided herein, “interested person,” “affiliated person,” and “assignment” shall have their respective meanings as set forth in the 1940 Act, subject, however, to such exemptions as may be granted by the SEC.

22.              Captions. The captions herein are included for convenience of reference only and shall be ignored in the construction or interpretation hereof.

23.              Severability. If any provision of this Agreement shall be held or made invalid by a court decision or applicable law, the remainder of the Agreement shall not be affected adversely and shall remain in full force and effect.

24.              Entire Agreement. This Agreement, together with all exhibits, attachments and appendices, contains the entire understanding and agreement of the parties with respect to the subject matter hereof.

41

IN WITNESS WHEREOF, the parties hereto have executed this Agreement on the day and year first written above.

F/M INVESTMENTS, LLC

By: _________________________

Name:

Title:

S.W. MITCHELL CAPITAL LLP

By: _________________________

Name:

Title:

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SCHEDULE A

SUB-ADVISORY FEES

Fund                                                                                          Annual Fee Rate

F/m Investments European L/S Small Cap Fund                 1.00%

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SCHEDULE B

USE OF DEALING COMMISSION

It is the normal policy of the Subadviser to use full service brokerage houses, both in the United Kingdom and overseas, which will, in addition to routine order execution, provide a range of other services. The precise nature of such services will vary, but where the Subadviser executes orders in respect of the Fund through such a Broker or other person, passes on that person’s charges to the Fund, and receives in return any good or service additional to that execution service, it will satisfy itself on reasonable grounds that such additional good or service (i) will reasonably assist the Subadviser in the provision of its services to the Fund; (ii) does not, and is not likely to, impair the Subadviser’s compliance with its duty to act in the best interests of the Fund; and (iii) is either directly related to the execution of trades on behalf of its customers or amounts to the provision of substantive research. Such goods and services might include, by way of example, substantive research in the form of periodic and one-off newsletters, reports and market analyses, and execution facilities such as access to particular markets or trading forums, market-making, block trading and stock-lending facilities, trade confirmation and settlement services, and execution-related information and advice.

The reasons for selecting individual brokers will vary, but will include factors such as the quality of research, financial security, quality and range of execution services, charges, and reliability and responsiveness to client demands. In some cases the value of the services provided may depend upon a minimum threshold of broker commissions or a percentage of such commissions. The receipt of these benefits assists the Subadviser in providing a better service to its clients but also assists it in containing its costs and ultimately its charges to clients. The Subadviser is able to enter into such arrangements and obtain such benefits, inter alia, due to its ability to deal collectively and aggregate transactions on behalf of clients and obtain benefits which would not be available to an individual investor.

The Subadviser will provide the Adviser with periodic disclosure in accordance with the FCA rules of the arrangements entered into including details of the goods and services relating to execution and to substantive research respectively.

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Appendix C

New Expense Limitation Agreement

NORTHERN LIGHTS FUND TRUST II

OPERATING EXPENSES LIMITATION

AND SECURITY AGREEMENT

F/M INVESTMENTS European L/S Small Cap Fund

THIS OPERATING EXPENSES LIMITATION AND SECURITY AGREEMENT (the “Agreement”) is effective as of the [ ]th day of [ ] 2019, by and between NORTHERN LIGHTS FUND TRUST II, a Delaware business trust (the “Trust”), on behalf of the F/M INVESTMENTS EUROPEAN L/S SMALL CAP FUND (the “Fund”), a series of the Trust, and the advisor of the Fund, F/m Investments, LLC (the “Advisor”).

RECITALS:

WHEREAS, the Advisor renders advice and services to the Fund pursuant to the terms and provisions of an Investment Advisory Agreement between the Trust and the Advisor dated as of the [ ], 2019 (the “Investment Advisory Agreement”); and

WHEREAS, the Fund is responsible for, and has assumed the obligation for, payment of certain expenses pursuant to the Investment Advisory Agreement that have not been assumed by the Advisor; and

WHEREAS, the Advisor desires to limit the Fund’s Operating Expenses (as that term is defined in Paragraph 2 of this Agreement) pursuant to the terms and provisions of this Agreement, and the Trust (on behalf of the Fund) desires to allow the Advisor to implement those limits; and

WHEREAS, as a condition to the continuation of its contractual relationship with the Advisor, the Trust has required that the Advisor grant to the Trust a continuing security interest in and to a designated account established with Gemini Fund Services, LLC, Transfer Agent to the Fund, or its successor and assigns (the “Securities Intermediary”);

NOW THEREFORE, in consideration of the covenants and the mutual promises hereinafter set forth, the parties, intending to be legally bound hereby, mutually agree as follows:

1. Limit on Operating Expenses. The Advisor hereby agrees to limit the Fund’s current Operating Expenses to an annual rate, expressed as a percentage of the Fund’s average annual net assets, to the amounts listed in Schedule A (the “Annual Limit”). In the event that the current Operating Expenses of the Fund, as accrued each month, exceed its Annual Limit, the Advisor will pay to the Fund, on a monthly basis, the excess expense within the first ten days of the month following the month in which such Operating Expenses were incurred (each payment, a “Fund Reimbursement Payment”).

2. Definition. For purposes of this Agreement, the term “Operating Expenses” with respect to the Fund is defined to include all expenses necessary or appropriate for the operation of the Fund and including the Advisor’s investment advisory or management fee detailed in the Investment Advisory Agreement, any Rule 12b-l fees and other expenses described in the Investment Advisory Agreement, but does not include any front-end or contingent deferred loads, brokerage fees and commissions, acquired fund fees and expenses, borrowing costs (such as interest and dividend expense on securities sold short), taxes and extraordinary expenses such as litigation.

3. Reimbursement of Fees and Expenses. The Advisor retains its right to receive reimbursement of any excess

45

expense payments paid by it pursuant to this Agreement in future years on a rolling three year basis, if such reimbursement can be achieved within the Operating Expense Limitations listed in Schedule A.

4. Security Interest. The Advisor, for value received, hereby pledges, assigns, sets over and grants to the Trust a continuing security interest in and to an account to be established by the Advisor with the Securities Intermediary and designated as a collateral account (the “Collateral Account”), including any replacement account established with any successor, together with all dividends, interest, stock-splits, distributions, profits and all cash and non-cash proceeds thereof and any and all other rights as may now or hereafter derive or accrue therefrom (collectively, the “Collateral”) to secure the payment of any required Fund Reimbursement Payment or Liquidation Expenses (as defined in Paragraph 5 of this Agreement). For so long as this Agreement is in effect, any redemptions of Collateral shall require the approval of the Board of Trustees of the Trust (the “Board”).

5. Collateral Event. In the event that either (a) the Advisor does not make the Fund Reimbursement Payment due in connection with a particular calendar month by the tenth day of the following calendar month or (b) the Board enacts a resolution calling for the liquidation of the Fund (either (a) or (b), a “Collateral Event”), then, in either event, the Board shall have absolute discretion to redeem any shares or other Collateral held in the Collateral Account and utilize the proceeds from such redemptions or such other Collateral to make any required Fund Reimbursement Payment, or to cover any costs or expenses which the Board, in its sole and absolute discretion, estimates will be required in connection with the liquidation of the Fund (the “Liquidation Expenses”). Pursuant to the terms of Paragraph 6 of this Agreement, upon authorization from the Board, no further instructions shall be required from the Advisor for the Securities Intermediary to transfer any Collateral from the Collateral Account to the Fund. The Advisor acknowledges that in the event the Collateral available in the Collateral Account is insufficient to cover the full cost of any Fund Reimbursement Payment or Liquidation Expenses, the Fund shall retain the right to receive from the Advisor any costs in excess of the value of the Collateral.

6. Control Agreement; Appointment of Attorney-in-Fact. The Advisor agrees to execute and deliver to the Board, in form and substance satisfactory to the Board, a Control Agreement by, between and among the Trust, the Advisor and the Securities Intermediary pursuant to and consistent with Section 8-106(c) of the New York Uniform Commercial Code. Without limiting the foregoing, the Advisor hereby irrevocably constitutes and appoints the Trust, through any officer thereof, with full power of substitution, as Advisor's true and lawful Attorney-in-Fact, with full irrevocable power and authority in place and stead of the Advisor and in the name of the Advisor or in the Trust's own name, from time to time, for the purpose of carrying out the terms of this Agreement, to take any and all appropriate actions and to execute and deliver any and all documents and instruments which the Board deems necessary to accomplish the purpose of this Agreement, which power of attorney is coupled with an interest and shall be irrevocable. Without limiting the generality of the foregoing, the Trust shall have the right and power following any Collateral Event to receive, endorse and collect all checks and other orders for the payment of money made payable to the Advisor representing any interest payment, dividend, or other distribution payable in respect of/to the Collateral, or any part thereof, and to give full discharge for the same. Upon such Collateral Event, the Board, in its discretion, may direct the Advisor or Advisor's agent to transfer the Collateral in certificated or uncertificated form into the name and account of the Trust or its designee.

7. Covenants. So long as this Agreement shall remain in effect, the Advisor represents and covenants as follows:

(a) No later than 120 days after the Fund becomes operational, the Advisor shall invest at least $30,000 in the Collateral Account, unless Fund assets have reached $15 million (in which case no Collateral Account is required) until Fund assets fall below $15 million for more than 30 days). Once the Collateral Account is established: (i) the Advisor will maintain at least $30,000 in said account, such that additional amounts will be deposited by the Advisor where Fund outflows or negative Fund performance reduce the Collateral Account below $30,000 for a period of more than thirty days; (ii) when the Fund reaches $15 million or more in net assets, the Advisor may withdraw all assets from said account, less the minimum amount required to maintain the account open; and (iii) the Advisor hereby agrees to deposit and maintain $30,000 in the Collateral Account within 30 days of Fund assets falling below $15 million, where assets have not risen above $15 million at the end of that 30-day period. The Collateral Account may be closed completely upon Fund assets reaching $25 million.

46

(b)        To the fullest extent permitted by law, the Advisor agrees not to challenge any action taken by the Board or the Trust in executing the terms of this Agreement.

8. Term. This Agreement shall become effective on the date first above written and shall remain in effect until at least [ ] unless sooner terminated as provided in Paragraph 9 of this Agreement, and shall continue in effect for successive twelve-month periods provided that such continuance is specifically approved at least annually by a majority of the Trustees of the Trust.

9. Termination. This Agreement may be terminated at any time, and without payment of any penalty, by the Board, on behalf of the Fund, upon sixty (60) days’ written notice to the Advisor. This Agreement may not be terminated by the Advisor without the consent of the Board. This Agreement will automatically terminate, with respect to the Fund listed in Schedule A if the Investment Advisory Agreement for the Fund is terminated and the Fund continues to operate under the management of a new investment adviser, with such termination effective upon the effective date of the Investment Advisory Agreement’s termination for the Fund.

10. Assignment. This Agreement and all rights and obligations hereunder may not be assigned without the written consent of the other party.

11. Severability. If any provision of this Agreement shall be held or made invalid by a court decision, statute or rule, or shall be otherwise rendered invalid, the remainder of this Agreement shall not be affected thereby.

12. Governing Law. This Agreement shall be governed by, and construed in accordance with, the laws of the State of New York without giving effect to the conflict of laws principles thereof; provided that nothing herein shall be construed to preempt, or to be inconsistent with, any federal law, regulation or rule, including the Investment Company Act of 1940 and the Investment Advisers Act of 1940 and any rules and regulations promulgated thereunder.

[Signature Page Follows]

47

IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be duly executed and attested by their duly authorized officers, all on the day and year first above written.

NORTHERN LIGHTS FUND TRUST II	F/m investments, llc
on behalf of the F/M INVESTMENTS EUROPEAN L/S SMALL CAP FUND

By: ________________	By: ________________
Name: ________________	Name: ________________
Title:	Title:

48

Schedule A

Fund	Operating Expense Limit

F/M INVESTMENTS EUROPEAN L/S SMALL CAP FUND
Institutional Class Shares	2.24%
Investor Class Shares	2.54%

49

BALTER
LIQUID ALTERNATIVES

PROXY CARD

SIGN, DATE AND VOTE ON THE REVERSE SIDE

YOUR VOTE IS IMPORTANT NO MATTER HOW MANY SHARES YOU OWN. **PLEASE CAST YOUR PROXY VOTE *TODAY!***

PROXY VOTING OPTIONS

1. **MAIL** your signed and voted proxy back in the postage paid envelope provided
2. **ONLINE** at **proxyonline.com** using your proxy control number found below
3. By **PHONE** when you dial toll-free 1-888-227-9349 to reach an automated touchtone voting line
4. By **PHONE** with a representative when you call toll-free (800) 511-9495 Monday through Friday 9 a.m. to 10 p.m. Eastern time

CONTROL NUMBER

Balter European L/S Small Cap Fund

The undersigned, revoking previous proxies, if any, with respect to the shares described below, hereby appoints Richard Malinowski and Allyson Stewart, each an attorney, agent, and proxy of the undersigned, with full power of substitution, to vote at the Special Meeting of Shareholders (the "Meeting") of the above mentioned Fund to be held at the office of the Trust's administrator, 80 Arkay Drive, Suite 110, Hauppauge, NY 11788 on September 26, 2019 at 10:00 a.m., Eastern time, and at any and all adjournments thereof, all shares of beneficial interest of the **Balter European L/S Small Cap Fund** (the "Fund"), a series of Northern Lights Fund Trust II (the "Trust"), on the proposals set forth below and any other matters properly brought before the Meeting.

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF TRUSTEES, AND MAY BE REVOKED PRIOR TO ITS EXERCISE BY FILING WITH THE SECRETARY OF THE TRUST AN INSTRUMENT REVOKING THIS PROXY OR A DULY EXECUTED PROXY BEARING A LATER DATE, OR BY APPEARING IN PERSON AND VOTING AT THE MEETING.

Do you have questions? If you have any questions about how to vote your proxy or about the meeting in general, please call toll-free **(800) 511-9495**. Representatives are available to assist you Monday through Friday 9 a.m. to 10 p.m. Eastern Time.

Important Notice Regarding the Availability of Proxy Materials for this Special Meeting of Shareholders to be held on September 26, 2019. The proxy statement for this meeting is available at: https://www.proxyonline.com/docs/Balter.pdf

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]

Balter European L/S Small Cap Fund

<u>YOUR SIGNATURE IS REQUIRED</u> FOR YOUR VOTE TO BE COUNTED. Your signature(s) on this should be exactly as your name(s) appear on this Proxy (reverse side). If the shares are held jointly, each holder should sign this Proxy. Attorneys-in-fact, executors, administrators, trustees or guardians should indicate the full title and capacity in which they are signing. The signer(s) also acknowledges receipt of the Proxy Statement.

SIGNATURE (AND TITLE IF APPLICABLE) DATE

SIGNATURE (IF HELD JOINTLY) DATE

THIS PROXY IS SOLICITED ON BEHALF OF THE TRUST'S BOARD OF TRUSTEES, AND THE PROPOSALS HAVE BEEN UNANIMOUSLY APPROVED BY THE BOARD OF TRUSTEES AND RECOMMENDED FOR APPROVAL BY SHAREHOLDERS. THIS PROXY WILL, WHEN PROPERLY EXECUTED, BE VOTED AS DIRECTED HEREIN BY THE SIGNING SHAREHOLDER(S). IF NO CONTRARY DIRECTION IS GIVEN WHEN THE DULY EXECUTED PROXY IS RETURNED, THIS PROXY WILL BE VOTED "FOR" THE PROPOSAL AND, IN THE APPOINTED PROXIES' DISCRETION, UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING.

TO VOTE, MARK CIRCLES BELOW IN BLUE OR BLACK INK AS FOLLOWS. Example: ●

PROPOSAL:

	FOR	AGAINST	ABSTAIN
1. To approve an advisory agreement between the Trust, on behalf of the Fund, and F/m Investments, LLC ("F/m");	O	O	O
2. To approve a new sub-advisory agreement between F/m and S.W. Mitchell Capital, on behalf of the Fund; and	O	O	O
3. To transact such other business as may properly come before the Meeting or any adjournments thereof.			

THANK YOU FOR VOTING

[PROXY ID NUMBER HERE] [BAR CODE HERE] [CUSIP HERE]